UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

P. Bradley Adams
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Item 1. Report to Stockholders.

Quarterly Report | May 31, 2018

2018 2nd Quarter Report
Closed-End Funds

## Midstream focused

**Tortoise**
Energy Infrastructure Corp.
(NYSE: TYG)

**Tortoise**
MLP Fund, Inc.
(NYSE: NTG)

**Tortoise**
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

## Upstream focused

**Tortoise**
Energy Independence Fund, Inc.
(NYSE: NDP)

## Energy value chain

**Tortoise**
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

**www.tortoiseadvisors.com**

Tortoise
2018 2nd Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise specializes in energy investing across the energy value chain, including infrastructure and MLPs.

Table of contents

Letter to Stockholders	2	TPZ: Fund Focus	16
TYG: Fund Focus	4	Financial Statements	19
NTG: Fund Focus	7	Notes to Financial Statements	50
TTP: Fund Focus	10	Additional Information	66
NDP: Fund Focus	13

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise

2018 2nd Quarter Report | May 31, 2018

Closed-end fund comparison
	Primary		Total assets	Portfolio mix	Portfolio mix
Name/Ticker	focus	Structure	($ millions)[1]	by asset type[2]	by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,306.0
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,314.4
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$261.9
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$249.1
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$195.9

[1]	As of 6/30/2018
[2]	As of 5/31/2018

(unaudited)

Tortoise	1

Tortoise
Second quarter 2018 report to closed-end fund stockholders

Dear stockholders,

The broad energy sector had a strong recovery in the second fiscal quarter with the S&P Energy Select Sector® Index, returning 14.7% during the fiscal quarter ending May 31, 2018. We believe that energy fundamentals remained intact throughout the volatility, while technicals drove market sentiment. In our view, the missing piece of the puzzle for a sustained recovery has been an increase in fund flows and institutional investment into the energy sector. During the fiscal quarter, these catalysts have started making an impact and we believe it bodes well for the energy sector, which was the top performing sector in the S&P 500 during the period.

Upstream

With improving commodity prices, performance of upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, returned a robust 19.2% for the second fiscal quarter.

Crude oil prices hit another milestone during the second fiscal quarter, with West Texas Intermediate (WTI) crossing $70 per barrel in early May. Oil prices opened the fiscal quarter at $61.64 per barrel, peaked at $72.24 on May 21, 2018 and dipped back to below $70 to end the fiscal quarter at $67.04. Increased geopolitical risk partly drove performance as Venezuelan production continued to decline and sanctions likely result in reduced Iranian production later this year. Further, OPEC agreed to modestly increase supply to account for declines, though agreed upon levels remained below the previously agreed upon quota.

Yet not all crude oil prices are the same. During the second quarter, the average price per barrel of oil sold in Midland, TX, the heart of the Permian basin, was approximately $8 cheaper than a barrel of oil sold in Cushing, OK, the WTI pricing hub. For context, during the first quarter of 2018, the differential was just $0.37, according to Bloomberg. We believe the differential widened due to the lack of infrastructure to transport the increasing supply of oil produced in the Permian. We expect the trend to continue, and may widen even further until new pipeline infrastructure is expected to become operational in late 2019. The spread between WTI and Brent also grew to its widest levels since 2014, with rising U.S. production and reduced supply from foreign producers with Venezuela and Iran as the key culprits.

U.S. crude oil production is expected to average 10.8 million barrels per day (MMbbl/d)1 in 2018, as estimates continue to increase1. Though specifically from the Permian basin, we expect a temporary slowdown in production growth to allow infrastructure to catch up with the prolific supply. Due to increased domestic production, total net imports of crude oil and petroleum product are expected to fall from an annual average of 3.7 million b/d in 2017 to an average of 2.5 million b/d in 2018 and fall further to 1.6 million b/d in 2019, which if achieved would be the lowest level since 19591.

Natural gas prices were relatively stable during the second fiscal quarter, though prices were inconsistent throughout the country. The Northeast saw higher prices with additional takeaway capacity coming out of the Marcellus. In the Permian, pressure continued to mount with the additional associated natural gas production leading to significant basis differentials. Natural gas prices opened the fiscal quarter at $2.66 per million British thermal units (MMBtu), hit the low for the quarter at $2.58 on March 23, 2018, then peaked to end the fiscal quarter at $2.94.

Natural gas production is expected to average 79.5 billion cubic feet per day (bcf/d) in 2018 and 85.5 bcf/d in 20192. Growing U.S. production supports more exports of liquefied natural gas (LNG) as exports are forecast to increase by nearly 60% from 2017-2018 and another 70% from 2018-20191 with existing facilities ramping and new facilities expected to come on-line.

Midstream

The midstream energy market stabilized in the second fiscal quarter following greater clarity on those companies most impacted by the FERC income tax allowance ruling in March. Midstream companies continued to simplify their structure by eliminating incentive distribution rights (IDRs) and through M&A activity. We think the proliferation of IDR elimination will continue, which will be beneficial in the long term, in our view. We continue to have high conviction for the MLP model due to its value of not having entity level tax exposure.

It is notable that on July 18, the FERC issued its final notice of proposed rule-making related to the treatment of income taxes for natural gas cost of service pipelines and it included a few changes from the March ruling. We think the final notice provides clarifications and believe changes will positively impact MLPs that operate cost of service pipelines.

As part of the evolution of midstream energy, many companies have continued to strengthen their balance sheets. In addition, increased U.S. production translated to strong midstream cash flow growth, improving distribution coverage and leverage ratios. Higher distribution coverage is expected over the next several years as a result of operating leverage driven by volume growth, new projects coming online and slowed distribution growth by some companies. With higher coverage, companies are expected to direct an increasing amount of internal cash flow to funding capital expenditures. Companies are also expected to benefit from balance sheet capacity as leverage is projected to decline over the next three years. We believe higher distribution coverage and lower leverage results in greater distribution sustainability.

Pipeline companies, as measured by the Tortoise North American Pipeline IndexSM, returned 8.6% in the second fiscal quarter. MLPs, as represented by the Tortoise MLP Index®, also improved, returning 5.5% for the same period. Our outlook for capital investments is approximately $120 billion for 2018 to 2020 in MLPs, pipelines and related organic projects. We believe these projects are critical to relieve takeaway capacity constraints, particularly in the aforementioned Permian basin where additional infrastructure is needed to reach its full production capabilities.

(unaudited)

2	Tortoise

2018 2nd Quarter Report | May 31, 2018

Downstream

The International Maritime Organization requires a reduction in marine fuel sulphur in 2020, otherwise known as IMO 2020. This regulation is expected to significantly reduce greenhouse gas emissions. Approximately 3 MMbbl/d of high sulphur fuel oil will be displaced by low sulphur fuel oil. Given the increased demand, low sulphur fuel oil prices are forecasted to rise. In addition, other light refined products like gasoline, may experience higher prices as well due to greater demand for cleaner products. U.S. refiners stand to profit from this development, along with benefitting from the aforementioned price differential between WTI and Midland priced crude oil.

As a result of coal to natural gas switching, the share of U.S. total utility-scale electricity generation from natural gas-fired power plants is expected to rise by 2% in 2018 and coal production is expected to decline by 2% in 2018 as domestic coal consumption is expected to decline by 5% and exports are anticipated to decline by 4% in 20181.

Capital markets

Capital markets activity slowed during the second fiscal quarter with MLPs and other pipeline companies raising nearly $14 billion in total capital, with the majority of the issuance in debt. There were no initial public offerings (IPOs) during the period. We believe that many companies have continued to embrace the self-funding model for growth projects in lieu of accessing the capital markets.

Merger and acquisition activity among MLPs and other pipeline companies was consistent with the previous fiscal quarter with more than $20 billion in activity announced. The largest announced transaction of the second fiscal quarter was The Williams Companies plan to acquire Williams Partners L.P. as part of its simplification efforts valued at nearly $10 billion.

Concluding thoughts

As we transition into the second half of 2018, we see tremendous opportunity unfolding across the energy sector with crude oil supply tightening in the face of strong demand, and the U.S. in an enviable position to become the incremental supplier of natural gas to the world. In our view, the fundamental health of midstream companies continues to only strengthen, valuations are near multi-year lows and wide natural gas and crude oil price locational differentials provide clear demand for more infrastructure. We think midstream energy is well positioned for years to come.

Sincerely,

The Tortoise Energy Team

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, June 2018
2 PIRA Natural Gas, June 2018

(unaudited)

Tortoise	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

The midstream energy market stabilized in the second fiscal quarter following greater clarity on those companies most impacted by the FERC income tax allowance ruling in March. Many midstream companies have experienced improving distribution coverage and leverage ratios over the last several quarters. Average coverage ratios for the fund’s portfolio companies has increased from 1.22x in 1Q 2016 to 1.30x in 1Q 2018 and the average leverage ratio has declined from 4.3x to 3.7x during the same period. We believe this improvement helps insulate the fund’s distribution. The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2018 were both 6.0% (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 5.5% for the same period.

Second fiscal quarter highlights
Distributions paid per share	$0.6550
Distribution rate (as of 5/31/2018)	9.1%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders since inception in February 2004	$31.7725
Market-based total return	6.0%
NAV-based total return	6.0%
Premium (discount) to NAV (as of 5/31/2018)	8.2%

Key asset performance drivers

Top five contributors	Company type	Performance driver
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Raised 2018 guidance with potential for further increase on fundamental improvement
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Delivered steady cash flow and healthy project backlog
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Strong volume growth across integrated pipeline network
Western Gas Partners, LP	Midstream gathering and processing MLP	Positive outlook from parent company’s Permian basin footprint
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Expected crude oil production growth from Permian basin
Bottom five contributors	Company type	Performance driver
Buckeye Partners, L.P.	Refined product pipeline MLP	Weaker than expected earnings tied to storage market fundamentals
Enbridge Energy Partners, L.P.	Midstream crude oil pipeline MLP	Strategic review with lower distribution viewed unfavorably by market
Spectra Energy Partners, LP	Natural gas pipeline MLP	FERC income tax allowance ruling
Dominion Energy Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Parent company activity and equity offering
Andeavor Logistics LP	Midstream crude oil pipeline MLP	Concern on drop-down inventory following proposed acquisition of parent company

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

4	Tortoise

2018 2nd Quarter Report | May 31, 2018

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Particular emphasis is given to Distributable cash flow (“DCF”) and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders. Over the long term, the fund expects to distribute substantially all of its DCF to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments increased approximately 2.6% as compared to 1st quarter 2018 primarily due to the impact of trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 6.7% during the quarter due to lower asset-based fees. Overall leverage costs increased approximately 2.2% as compared to 1st quarter 2018 primarily due to increased leverage utilization during the quarter. As a result of the changes in income and expenses, DCF increased approximately 4.4% as compared to 1st quarter 2018. During the quarter, the fund issued 1,216,545 shares in a private placement transaction. This transaction had a one-time negative impact to distribution coverage of 2.3%. The fund paid a quarterly distribution of $0.655 per share, which was equal to the distribution paid in the prior quarter and 2nd quarter 2017. The fund has paid cumulative distributions to stockholders of $31.7725 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). Income for DCF purposes is reduced by amortizing the cost of certain investments that may not have a residual value after a known time period. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2018 (in thousands):

	YTD 2018	2nd Qtr 2018
Net Investment Loss,
before Income Taxes	$(31,986)	$(25,004)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	96,139	58,132
Other	673	(24)
DCF	$64,826	$33,104

Leverage

The fund’s leverage utilization increased $19.5 million during 2nd quarter 2018 and represented 29.5% of total assets at May 31, 2018. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 78% of the leverage cost was fixed, the weighted-average maturity was 4.2 years and the weighted-average annual rate on leverage was 3.69%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed. During the quarter, $10 million Senior Notes with a fixed interest rate of 4.35% matured. The fund utilized its credit facilities to facilitate the maturity of the Senior Notes.

Income taxes

During 2nd quarter 2018, the fund’s deferred tax liability increased by $23.5 million to $235.4 million, primarily as a result of the increase in value of its investment portfolio. The fund had net realized gains of $25.2 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results and recent tax reform, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017			2018
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$44,556	$45,456	$44,323	$43,107	$45,158
Dividends paid in stock	—	—	—	910	—
Premiums on options written	478	415	27	11	—
Total from investments	45,034	45,871	44,350	44,028	45,158
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	6,533	5,950	5,533	5,487	5,091
Other operating expenses	443	441	443	430	431
	6,976	6,391	5,976	5,917	5,522
Distributable cash flow before leverage costs and current taxes	38,058	39,480	38,374	38,111	39,636
Leverage costs(2)	6,319	6,362	6,365	6,389	6,532
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$31,739	$33,118	$32,009	$31,722	$33,104
As a percent of average total assets(5)
Total from investments	6.49%	7.13%	7.53%	7.78%	8.11%
Operating expenses before leverage costs and current taxes	1.01%	0.99%	1.01%	1.04%	0.99%
Distributable cash flow before leverage costs and current taxes	5.48%	6.14%	6.52%	6.74%	7.12%
As a percent of average net assets(5)
Total from investments	11.88%	13.48%	14.12%	12.90%	13.80%
Operating expenses before leverage costs and current taxes	1.84%	1.88%	1.90%	1.73%	1.69%
Leverage costs and current taxes	1.67%	1.87%	2.03%	1.87%	2.00%
Distributable cash flow	8.37%	9.73%	10.19%	9.30%	10.11%

Selected Financial Information
Distributions paid on common stock	$32,115	$32,253	$32,299	$33,604	$34,474
Distributions paid on common stock per share	0.6550	0.6550	0.6550	0.6550	0.6550
Distribution coverage percentage for period(6)	98.8%	102.7%	99.1%	94.4%	96.0%
Net realized gain, net of income taxes, for the period	7,226	35,440	4,981	7,427	25,214
Total assets, end of period(7)	2,596,302	2,467,104	2,235,315	2,212,708	2,328,573
Average total assets during period(7)(8)	2,751,522	2,552,438	2,363,776	2,296,522	2,208,894
Leverage(9)	700,700	700,000	690,200	667,300	686,800
Leverage as a percent of total assets	27.0%	28.4%	30.9%	30.2%	29.5%
Net unrealized depreciation, end of period	(223,262)	(330,549)	(418,421)	(311,939)	(239,363)
Net assets, end of period	1,400,652	1,296,782	1,181,528	1,315,850	1,396,104
Average net assets during period(10)	1,504,136	1,349,973	1,259,521	1,383,798	1,298,263
Net asset value per common share	28.53	26.30	23.93	25.59	26.49
Market value per share	31.76	28.47	25.86	27.70	28.67
Shares outstanding (000’s)	49,093	49,311	49,379	51,416	52,698

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind, the net premiums on options written and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements, and amortization on certain investments.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(10)	Computed by averaging daily net assets within each period.

6	Tortoise

2018 2nd Quarter Report | May 31, 2018
Tortoise
MLP Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in master limited partnerships (MLPs) and their affiliates that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream MLPs benefiting from U.S. natural gas production and consumption expansion with minimal direct commodity exposure.

Fund performance review

The midstream energy market stabilized in the second fiscal quarter following greater clarity on those companies most impacted by the FERC income tax allowance ruling in March. Many midstream companies have experienced improving distribution coverage and leverage ratios over the last several quarters. Average coverage ratios for the fund’s portfolio companies has increased from 1.24x in 1Q 2016 to 1.30x in 1Q 2018 and the average leverage ratio has declined from 4.4x to 3.8x during the same period. We believe this improvement helps insulate the fund’s distribution. The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2018 were 7.4% and 5.7%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 5.5% for the same period.

Second fiscal quarter highlights
Distributions paid per share	$0.4225
Distribution rate (as of 5/31/2018)	9.2%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in July 2010	$12.9250
Market-based total return	7.4%
NAV-based total return	5.7%
Premium (discount) to NAV (as of 5/31/2018)	8.7%

Key asset performance drivers

Top five contributors	Company type	Performance driver
Enterprise Products	Midstream natural	Delivered steady cash flow
Partners L.P.	gas/natural gas	and healthy project backlog
liquids pipeline MLP
Energy Transfer	Midstream natural	Strong volume growth across
Partners, L.P.	gas/natural gas	integrated pipeline network
liquids pipeline MLP
EnLink Midstream	Midstream gathering	Midcontinent (STACK)
Partners, LP	and processing	volume growth expectations
company
Western Gas	Midstream gathering	Positive outlook from
Partners, LP	and processing MLP	parent company’s Permian
basin footprint
Plains All American	Midstream crude oil	Expected crude oil production
Pipeline, L.P.	pipeline MLP	growth from Permian basin

Bottom five contributors	Company type	Performance driver
Dominion Energy	Midstream natural	FERC income tax
Midstream Partners, LP	gas/natural gas	allowance ruling
liquids pipeline MLP
Buckeye Partners, L.P.	Refined product	Weaker than expected
	pipeline MLP	earnings tied to storage
market fundamentals
Enbridge Energy	Midstream crude oil	Strategic review with lower
Partners, L.P.	pipeline MLP	distribution viewed
unfavorably by market
Spectra Energy	Natural gas	FERC income tax
Partners, LP	pipeline MLP	allowance ruling
EQT Midstream	Midstream natural	Uncertainty around
Partners, LP	gas/natural gas	simplification transaction
liquids pipeline MLP

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)
Tortoise	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Particular emphasis is given to Distributable cash flow (“DCF”) and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders. Over the long term, the fund expects to distribute substantially all of its DCF to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 0.4% as compared to 1st quarter 2018 due primarily to the impact of trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 6.5% during the quarter due to lower asset-based fees. Leverage costs increased approximately 1.7% as compared to 1st quarter 2018 due to increased leverage utilization as well as higher interest rates during the quarter. As a result of the changes in income and expenses, DCF increased approximately 0.2% as compared to 1st quarter 2018. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 2nd quarter 2017. The fund has paid cumulative distributions to stockholders of $12.925 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2018 (in thousands):

	YTD 2018	2nd Qtr 2018
Net Investment Loss,
before Income Taxes	$(16,828)	$(11,305)
Adjustments to reconcile to DCF:
Distributions characterized
as return of capital	54,566	30,412
Other	785	178
DCF	$35,523	$19,285

Leverage

The fund’s leverage utilization increased by $2.7 million during 2nd quarter 2018 and represented 33.1% of total assets at May 31, 2018. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 72% of the leverage cost was fixed, the weighted-average maturity was 3.9 years and the weighted-average annual rate on leverage was 3.76%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed. During the quarter, $20 million Senior Notes with a weighted-average fixed interest rate of 3.56% matured. The fund utilized its credit facility to facilitate the maturity of the Senior Notes.

Income taxes

During 2nd quarter 2018, the fund’s deferred tax liability increased by $13.3 million to $88.2 million, primarily as a result of the increase in value of its investment portfolio. The fund had net realized gains of $10.0 million during the quarter. As of May 31, 2018, the fund had net operating losses of $55 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results and recent tax reform, please visit www.tortoiseadvisors.com.

(unaudited)
8	Tortoise

2018 2nd Quarter Report | May 31, 2018

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017			2018
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$26,705	$27,094	$26,506	$26,429	$26,857
Dividends paid in stock	—	—	—	546	—
Premiums on options written	297	242	32	—	—
Total from investments	27,002	27,336	26,538	26,975	26,857
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	3,828	3,490	3,279	3,294	3,054
Other operating expenses	332	324	312	316	321
	4,160	3,814	3,591	3,610	3,375
Distributable cash flow before leverage costs and current taxes	22,842	23,522	22,947	23,365	23,482
Leverage costs(2)	4,124	4,146	4,147	4,127	4,197
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$18,718	$19,376	$18,800	$19,238	$19,285

As a percent of average total assets(5)
Total from investments	6.69%	7.30%	7.69%	8.01%	8.29%
Operating expenses before leverage costs and current taxes	1.03%	1.02%	1.04%	1.07%	1.04%
Distributable cash flow before leverage costs and current taxes	5.66%	6.28%	6.65%	6.94%	7.25%
As a percent of average net assets(5)
Total from investments	11.27%	12.67%	13.27%	12.85%	13.99%
Operating expenses before leverage costs and current taxes	1.74%	1.77%	1.80%	1.72%	1.76%
Leverage costs and current taxes	1.72%	1.92%	2.07%	1.97%	2.19%
Distributable cash flow	7.81%	8.98%	9.40%	9.16%	10.04%

Selected Financial Information
Distributions paid on common stock	$19,891	$19,925	$19,962	$19,962	$19,997
Distributions paid on common stock per share	0.4225	0.4225	0.4225	0.4225	0.4225
Distribution coverage percentage for period(6)	94.1%	97.2%	94.2%	96.4%	96.4%
Net realized gain (loss), net of income taxes, for the period	2,126	13,289	(1,122)	(575)	9,963
Total assets, end of period(7)	1,509,815	1,437,520	1,327,977	1,298,112	1,338,664
Average total assets during period(7)(8)	1,601,462	1,486,578	1,384,718	1,365,793	1,284,852
Leverage(9)	442,700	439,300	443,800	440,400	443,100
Leverage as a percent of total assets	29.3%	30.6%	33.4%	33.9%	33.1%
Net unrealized appreciation, end of period	123,020	69,547	24,370	70,322	114,138
Net assets, end of period	886,964	823,888	754,085	776,371	802,440
Average net assets during period(10)	950,384	855,842	802,165	851,387	761,577
Net asset value per common share	18.81	17.44	15.96	16.40	16.93
Market value per common share	18.99	17.70	15.90	17.54	18.40
Shares outstanding (000’s)	47,161	47,247	47,247	47,330	47,406

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(10)	Computed by averaging daily net assets within each period.

Tortoise	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The midstream energy market stabilized in the second fiscal quarter following greater clarity on those companies most impacted by the FERC income tax allowance ruling in March. The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2018 were 5.0% and 10.4%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned 8.6% for the same period.

Second fiscal quarter highlights
Distributions paid per share	$0.4075
Distribution rate (as of 5/31/2018)	9.4%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in October 2011	$10.9125
Market-based total return	5.0%
NAV-based total return	10.4%
Premium (discount) to NAV (as of 5/31/2018)	(7.2)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. The notional amount of the fund’s covered calls averaged approximately 8.9% of total assets, and their out-of-the-money percentage at the time written averaged approximately 6.2% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural	NGL volume growth
	gas/natural gas	benefitting integrated
	liquids pipeline	pipeline network
company
Plains GP	Midstream crude oil	Expected crude oil production
Holdings, L.P.	pipeline company	growth from Permian basin
EnLink Midstream, LLC	Midstream gathering	Midcontinent (STACK)
	and processing	volume growth expectations
company
SemGroup Corporation	Midstream crude oil	Alleviated equity concerns
	pipeline company	with preferred offering and
higher expected demand for
Cushing storage
Targa Resources Corp.	Midstream gathering	Permian basin wet gas
	and processing	volume growth
company

Bottom five contributors	Company type	Performance driver
Enbridge Energy	Midstream crude oil	Regulation uncertainty on
Management, L.L.C.	pipeline company	pipeline replacement project
Buckeye Partners, L.P.	Refined product	Weaker than expected
	pipeline MLP	earnings tied to storage
market fundamentals
TransCanada	Midstream natural	Higher leverage causing
Corporation	gas/natural gas	need for asset divestitures
	liquids pipeline	to fund capital projects
company
Concho Resources Inc.	Upstream oil and	Widening Permian basin
	gas producer	oil price differentials
The Williams	Midstream natural	Simplification uncertainty
Companies, Inc.	gas/gathering and
processing company

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)
10	Tortoise

2018 2nd Quarter Report | May 31, 2018

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (“RIC”) allowing the fund to pass-through to shareholders the income and capital gains earned by the fund, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. The fund distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 12.5% as compared to 1st quarter 2018, primarily due to non-recurring items including the timing of distributions from investments as well as higher income on premiums from sales of covered call options. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 5.4% during the quarter primarily due to lower asset based fees and other operating expenses. Leverage costs increased 2.6% as compared to 1st quarter 2018 primarily as a result of increased interest rates during the quarter. As a result of the changes in income and expenses, DCF increased approximately 18.8% as compared to 1st quarter 2018. In addition, the fund had net realized losses on investments of $1.1 million during 2nd quarter 2018. The fund paid a quarterly distribution of $0.4075 per share, which was unchanged over the prior quarter and 2nd quarter 2017. The fund has paid cumulative distributions to stockholders of $10.9125 per share since its inception in October 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2018 (in thousands):

	YTD 2018	2nd Qtr 2018
Net Investment Loss	$(792)	$(670)
Adjustments to reconcile to DCF:
Net premiums on options written	2,419	1,294
Distributions characterized as return of capital	5,250	3,145
Dividends paid in stock	743	346
Other	79	65
DCF	$7,699	$4,180

Leverage

The fund’s leverage utilization increased by $0.3 million during 2nd quarter 2018 and represented 27.1% of total assets at May 31, 2018. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 63% of the leverage cost was fixed, the weighted-average maturity was 1.9 years and the weighted-average annual rate on leverage was 3.66%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)
Tortoise	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017			2018
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Dividends and distributions from investments, net of foreign taxes withheld	$3,778	$3,780	$3,559	$3,498	$4,009
Dividends paid in stock	238	242	329	397	346
Net premiums on options written	1,135	1,126	967	1,125	1,294
Total from investments	5,151	5,148	4,855	5,020	5,649
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	822	756	729	732	683
Other operating expenses	145	146	132	149	150
	967	902	861	881	833
Distributable cash flow before leverage costs	4,184	4,246	3,994	4,139	4,816
Leverage costs(2)	563	578	579	620	636
Distributable Cash Flow(3)	$3,621	$3,668	$3,415	$3,519	$4,180
Net realized gain (loss) on investments and foreign currency translation, for the period	$(357)	$292	$354	$532	$(1,118)
As a percent of average total assets(4)
Total from investments	6.89%	7.35%	7.28%	7.70%	9.03%
Operating expenses before leverage costs	1.29%	1.29%	1.29%	1.35%	1.33%
Distributable cash flow before leverage costs	5.60%	6.06%	5.99%	6.35%	7.70%
As a percent of average net assets(4)
Total from investments	8.88%	9.93%	9.79%	10.24%	12.65%
Operating expenses before leverage costs	1.67%	1.74%	1.74%	1.80%	1.87%
Leverage costs	0.97%	1.11%	1.17%	1.26%	1.42%
Distributable cash flow	6.24%	7.08%	6.88%	7.18%	9.36%

Selected Financial Information
Distributions paid on common stock	$4,081	$4,082	$4,082	$4,082	$4,081
Distributions paid on common stock per share	0.4075	0.4075	0.4075	0.4075	0.4075
Total assets, end of period(5)	278,733	274,878	259,175	245,155	258,764
Average total assets during period(5)(6)	296,418	278,007	267,349	264,274	248,147
Leverage(7)	67,400	68,000	69,300	69,800	70,100
Leverage as a percent of total assets	24.2%	24.7%	26.7%	28.5%	27.1%
Net unrealized depreciation, end of period	(13,246)	(21,276)	(27,789)	(38,233)	(17,798)
Net assets, end of period	210,076	199,503	188,517	173,723	187,444
Average net assets during period(8)	230,203	205,675	198,953	198,872	177,138
Net asset value per common share	20.97	19.92	18.82	17.34	18.71
Market value per common share	19.97	18.43	17.01	16.93	17.36
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.
(4)	Annualized.
(5)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

12	Tortoise

2018 2nd Quarter Report | May 31, 2018
Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2018 were 9.5% and 10.9%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned 19.2% for the same period. Liquids producers, particularly those in the Eagle Ford contributed the most to performance during the period.

Second fiscal quarter highlights
Distributions paid per share	$0.4375
Distribution rate (as of 5/31/2018)	14.0%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders since inception in July 2012	$10.0625
Market-based total return	9.5%
NAV-based total return	10.9%
Premium (discount) to NAV (as of 5/31/2018)	2.4%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 72.4% of total assets and their out-of-the-money percentage at the time written averaged approximately 8.6% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Continental Resources, Inc.	Upstream oil and gas producer	Higher oil prices and widening Permian basis differential propelled non-Permian oil producers
Devon Energy Corporation	Upstream oil and gas producer	Higher oil prices and widening Permian basis differential propelled non-Permian oil producers
EOG Resources, Inc.	Upstream oil and gas producer	Higher oil prices and widening Permian basis differential propelled non-Permian oil producers
Anadarko Petroleum Corporation	Upstream oil and gas producer	Higher oil prices and widening Permian basis differential propelled non-Permian oil producers
Carrizo Oil & Gas, Inc.	Upstream oil and gas producer	Higher oil prices and widening Permian basis differential propelled non-Permian oil producers
Bottom five contributors	Company type	Performance driver
Concho Resources Inc.	Upstream oil and gas producer	Widening Permian basis differential resulting in lower oil prices for Permian producers
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Higher leverage causing need for asset divestitures to fund capital projects
Cabot Oil & Gas Corporation	Upstream liquids producer	Potential to slow production growth due to delays in the completion of a new pipeline in the Northeast
Buckeye Partners, L.P.	Midstream refined product/crude oil pipeline company	Weaker than expected earnings tied to storage market fundamentals
Diamondback Energy, Inc.	Upstream oil and gas producer	Widening Permian basis differential resulting in lower oil prices for Permian producers

(unaudited)
Tortoise	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (“RIC”) allowing the fund to pass-through to shareholders the income and capital gains earned by the fund, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 3.2% as compared to 1st quarter 2018, primarily due to higher income on premiums from sales of covered call options. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 3.4% during the quarter due to lower asset-based fees and other operating expenses. Total leverage costs increased approximately 15.7% as compared to 1st quarter 2018, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF increased by approximately 3.3% as compared to 1st quarter 2018. In addition, the fund had net realized losses on investments of $17.0 million during 2nd quarter 2018.

The fund maintained its quarterly distribution of $0.4375 per share during 2nd quarter 2018, which was equal to the distribution paid in the prior quarter and 2nd quarter 2017. The fund has paid cumulative distributions to stockholders of $10.0625 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2018 (in thousands):

	YTD 2018	2nd Qtr 2018
Net Investment Loss	$(2,296)	$(1,453)
Adjustments to reconcile to DCF:
Net premiums on options written	11,550	5,923
Distributions characterized as return of capital	2,730	1,644
Other	346	152
DCF	$12,330	$6,266

Leverage

The fund’s leverage utilization decreased $2.2 million as compared to 1st quarter 2018. The fund utilizes all floating rate leverage that had an interest rate of 2.80% and represented 26.8% of total assets at quarter-end. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)
14	Tortoise

2018 2nd Quarter Report | May 31, 2018

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017			2018
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments,	$1,516	$1,526	$1,441	$1,453	$1,442
net of foreign taxes withheld
Dividends paid in stock	129	132	135	194	142
Net premiums on options written	5,425	5,754	5,720	5,627	5,923
Total from investments	7,070	7,412	7,296	7,274	7,507
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	791	686	681	693	662
Other operating expenses	140	135	125	141	144
	931	821	806	834	806
Distributable cash flow before leverage costs	6,139	6,591	6,490	6,440	6,701
Leverage costs(2)	285	322	325	376	435
Distributable Cash Flow(3)	$5,854	$6,269	$6,165	$6,064	$6,266
Net realized gain (loss) on investments and foreign currency
translation, for the period	$(6,084)	$(2,332)	$(18,793)	$5,881	$(16,976)
As a percent of average total assets(4)
Total from investments	9.70%	11.55%	11.60%	11.56%	12.33%
Operating expenses before leverage costs	1.28%	1.28%	1.28%	1.32%	1.32%
Distributable cash flow before leverage costs	8.42%	10.27%	10.32%	10.24%	11.01%
As a percent of average net assets(4)
Total from investments	12.60%	15.93%	15.77%	15.42%	17.01%
Operating expenses before leverage costs	1.66%	1.76%	1.74%	1.77%	1.83%
Leverage costs	0.51%	0.69%	0.70%	0.80%	0.99%
Distributable cash flow	10.43%	13.48%	13.33%	12.85%	14.19%

Selected Financial Information
Distributions paid on common stock	$6,360	$6,369	$6,380	$6,380	$6,391
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	264,083	238,932	255,302	236,174	245,593
Average total assets during period(5)	289,030	254,645	252,191	255,282	241,582
Leverage(6)	64,600	64,700	64,500	68,000	65,800
Leverage as a percent of total assets	24.5%	27.1%	25.3%	28.8%	26.8%
Net unrealized depreciation, end of period	(40,654)	(63,116)	(19,852)	(41,518)	(4,811)
Net assets, end of period	198,379	171,942	187,889	166,253	176,262
Average net assets during period(7)	222,615	184,587	185,583	191,359	175,128
Net asset value per common share	13.63	11.79	12.88	11.38	12.18
Market value per common share	14.43	12.61	12.39	11.80	12.47
Shares outstanding (000’s)	14,559	14,584	14,584	14,607	14,633

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions the distributions paid in stock and the premium on dividends paid in kind.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The midstream energy market stabilized in the second fiscal quarter following greater clarity on those companies most impacted by the FERC income tax allowance ruling in March. The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2018 were 2.1% and 4.1%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned 1.7% for the same period. The fund’s fixed income holdings restrained performance as midstream energy equity had solid performance during the period.

Second fiscal quarter highlights
Monthly distributions paid per share	$0.1250
Distribution rate (as of 5/31/2018)	7.9%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2009	$14.5250
Market-based total return	2.1%
NAV-based total return	4.1%
Premium (discount) to NAV (as of 5/31/2018)	(9.8)%

*

The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	NGL volume growth benefitting integrated pipeline network
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Expected crude oil production growth from Permian basin
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Strong volume growth across integrated pipeline network
Tallgrass Energy GP, LP	Midstream natural gas/natural gas liquids pipeline company	Announcement of simplification transaction
Targa Resources Corp.	Midstream gathering and processing company	Permian basin wet gas volume growth

Bottom five contributors	Company type	Performance driver
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Higher leverage causing need for asset divestitures to fund capital projects
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Higher leverage causing need for asset divestitures to fund capital projects
Buckeye Partners, L.P.	Refined product pipeline MLP	Weaker than expected earnings tied to storage market fundamentals
Enbridge Inc.	Midstream crude oil pipeline company	High leverage leading to need for divestitures and regulation uncertainty on pipeline project
SemGroup Corp (fixed income)	Midstream crude oil pipeline company	High leverage requirement to fund projects

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

16	Tortoise

2018 2nd Quarter Report | May 31, 2018

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (“RIC”) allowing the fund to pass-through to shareholders the income and capital gains earned by the fund, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. The fund distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 3.0% as compared to 1st quarter 2018 due primarily to the impact of trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 1.8% during the quarter due to lower asset-based fees and other operating expenses. Total leverage costs increased approximately 7.2% as compared to 1st quarter 2018, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF increased approximately 3.7% as compared to 1st quarter 2018. In addition, the fund had net realized gains on investments of $2.2 million during 2nd quarter 2018.

The fund paid monthly distributions of $0.125 per share during 2nd quarter 2018, which was unchanged over the prior quarter and 2nd quarter 2017. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 3rd quarter 2018. The fund has paid cumulative distributions to stockholders of $14.525 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 2nd quarter 2018 (in thousands):

	YTD 2018	2nd Qtr 2018
Net Investment Income (loss)	$643	$(261)
Adjustments to reconcile to DCF:
Dividends paid in stock	498	230
Distributions characterized
as return of capital	3,660	2,448
Other	35	45
DCF	$4,836	$2,462

Leverage

The fund’s leverage utilization increased $2.0 million as compared to 1st quarter 2018 and represented 25.8% of total assets at May 31, 2018. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 29% of the leverage cost was fixed, the weighted-average maturity was 0.7 years and the weighted-average annual rate on leverage was 2.63%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise	17

2018 2nd Quarter Report | May 31, 2018

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017			2018
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Interest earned on corporate bonds	$1,508	$1,480	$1,424	$1,340	$1,345
Distributions and dividends from investments,
net of foreign taxes withheld	1,657	1,715	1,650	1,697	1,830
Dividends paid in stock	162	166	218	268	230
Total from investments	3,327	3,361	3,292	3,305	3,405
Operating Expenses Before Leverage Costs
Advisory fees	525	501	487	481	463
Other operating expenses	130	130	115	130	137
	655	631	602	611	600
Distributable cash flow before leverage costs	2,672	2,730	2,690	2,694	2,805
Leverage costs(2)	269	292	287	320	343
Distributable Cash Flow(3)	$2,403	$2,438	$2,403	$2,374	$2,462
Net realized gain (loss) on investments and foreign currency
translation, for the period	$5,008	$815	$(4,503)	$1,733	$2,220
As a percent of average total assets(4)
Total from investments	5.99%	6.31%	6.42%	6.62%	6.95%
Operating expenses before leverage costs	1.18%	1.18%	1.17%	1.22%	1.23%
Distributable cash flow before leverage costs	4.81%	5.13%	5.25%	5.40%	5.72%
As a percent of average net assets(4)
Total from investments	7.84%	8.45%	8.60%	8.78%	9.51%
Operating expenses before leverage costs	1.54%	1.59%	1.57%	1.62%	1.68%
Leverage costs	0.63%	0.73%	0.75%	0.85%	0.96%
Distributable cash flow	5.67%	6.13%	6.28%	6.31%	6.87%

Selected Financial Information
Distributions paid on common stock	$2,607	$2,606	$2,607	$2,607	$2,607
Distributions paid on common stock per share	0.3750	0.3750	0.3750	0.3750	0.3750
Total assets, end of period	213,441	213,992	202,291	196,676	198,541
Average total assets during period(5)	220,356	211,408	205,567	202,425	194,244
Leverage(6)	51,300	51,400	53,400	49,200	51,200
Leverage as a percent of total assets	24.0%	24.0%	26.4%	25.0%	25.8%
Net unrealized appreciation, end of period	21,461	17,555	15,138	10,686	14,171
Net assets, end of period	161,413	155,739	148,243	143,808	146,649
Average net assets during period(7)	168,319	157,849	153,560	152,650	142,041
Net asset value per common share	23.22	22.40	21.33	20.69	21.10
Market value per common share	21.84	20.33	19.94	19.02	19.04
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value and the premium on dividends paid in kind; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

18	Tortoise

2018 2nd Quarter Report | May 31, 2018

TYG Schedule of Investments (unaudited)
May 31, 2018

	Shares	Fair Value
Master Limited Partnerships — 157.7%(1)

Crude Oil Pipelines — 27.0%(1)
United States — 27.0%(1)
Andeavor Logistics LP	3,435,751	$147,393,718
BP Midstream Partners LP	1,150,764	24,591,827
Enbridge Energy Partners, L.P.	6,279,732	61,855,360
Plains All American Pipeline, L.P.	5,058,264	118,869,204
Shell Midstream Partners, L.P.	1,071,403	23,988,713
		376,698,822
Natural Gas/Natural Gas Liquids Pipelines — 45.9%(1)
United States — 45.9%(1)
Dominion Energy Midstream
Partners, LP	914,075	11,700,160
Energy Transfer Partners, L.P.	11,642,117	221,083,802
Enterprise Products Partners L.P.	5,881,128	169,964,599
EQT Midstream Partners, LP	1,721,718	96,123,516
Spectra Energy Partners, LP	1,362,652	41,070,331
Tallgrass Energy Partners, LP	2,295,999	100,266,276
		640,208,684
Natural Gas Gathering/Processing — 34.7%(1)
United States — 34.7%(1)
Antero Midstream Partners LP	2,530,696	76,553,554
DCP Midstream, LP	1,081,052	45,306,889
EnLink Midstream Partners, LP	4,469,701	76,431,887
Noble Midstream Partners LP	272,732	14,064,789
Rice Midstream Partners LP	1,843,425	34,048,060
Western Gas Partners, LP	2,776,231	143,447,856
Williams Partners L.P.	2,379,549	94,706,050
		484,559,085
Refined Product Pipelines — 50.1%(1)
United States — 50.1%(1)
Buckeye Partners, L.P.	2,338,731	84,311,253
Buckeye Partners, L.P.(2)(3)	531,133	17,904,494
Holly Energy Partners, L.P.	3,011,130	88,466,999
Magellan Midstream Partners, L.P.	2,663,894	186,206,191
MPLX LP	4,478,227	160,813,132
NuStar Energy L.P.	1,365,641	33,376,266
Phillips 66 Partners LP	1,530,570	80,048,811
Valero Energy Partners LP	1,180,378	48,383,694
		699,510,840
Total Master Limited Partnerships
(Cost $1,953,337,594)		2,200,977,431

Common Stock — 3.6%(1)

Natural Gas/Natural Gas Liquids Pipelines — 3.6%(1)
United States — 3.6%(1)
ONEOK, Inc.
(Cost $37,120,862)	734,248	50,046,343

Preferred Stock — 3.1%(1)

Crude Oil Pipelines — 0.4%(1)
United States — 0.4%(1)
SemGroup Corporation, 7.000%(2)(4)(5)	6,277	6,006,024
Natural Gas Gathering/Processing — 1.8%(1)
United States — 1.8%(1)
Targa Resources Corp., 9.500%(2)(4)	21,758	24,508,022
Oil and Gas Production — 0.9%(1)
United States — 0.9%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	392,800	12,899,552
Total Preferred Stock
(Cost $39,486,912)		43,413,598

Private Investment — 1.3%(1)

Renewables — 1.3%(1)
United States — 1.3%(1)
Tortoise HoldCo II, LLC(2)(4)(6)
(Cost $31,905,015)	N/A	18,233,731

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.64%(7) (Cost $258,866)	258,866	258,866
Total Investments — 165.7%(1)
(Cost $2,062,109,249)		2,312,929,969
Interest Rate Swap Contracts — 0.0%(1)
$15,000,000 notional — net unrealized appreciation(8)		66,427
Other Assets and Liabilities — 0.4%(1)		5,362,056
Deferred Tax Liability — (16.9)%(1)		(235,454,350)
Credit Facility Borrowings — (8.6)%(1)		(119,300,000)
Senior Notes — (28.8)%(1)		(402,500,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (11.8)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,396,104,102

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $66,652,271, which represents 4.8% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(5)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(6)	Deemed to be an affiliate of the fund.
(7)	Rate indicated is the current yield as of May 31, 2018.
(8)	See Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise	19

NTG Schedule of Investments (unaudited)
May 31, 2018

	Shares	Fair Value
Master Limited Partnerships — 157.7%(1)

Crude Oil Pipelines — 26.7%(1)
United States — 26.7%(1)
Andeavor Logistics LP	1,782,583	$76,472,811
BP Midstream Partners LP	669,236	14,301,573
Enbridge Energy Partners, L.P.	3,648,575	35,938,464
Plains All American Pipeline, L.P.	3,133,427	73,635,534
Shell Midstream Partners, L.P.	636,259	14,245,839
		214,594,221
Natural Gas/Natural Gas Liquids Pipelines — 48.7%(1)
United States — 48.7%(1)
Dominion Energy Midstream
Partners, LP	1,046,211	13,391,501
Energy Transfer Partners, L.P.	7,137,078	135,533,111
Enterprise Products Partners L.P.	3,901,817	112,762,511
EQT Midstream Partners, LP	876,720	48,947,278
Spectra Energy Partners, LP	768,567	23,164,609
Tallgrass Energy Partners, LP	1,308,009	57,120,753
		390,919,763
Natural Gas Gathering/Processing — 40.3%(1)
United States — 40.3%(1)
Antero Midstream Partners LP	986,395	29,838,449
DCP Midstream, LP	1,037,581	43,485,020
EnLink Midstream Partners, LP	3,314,385	56,675,983
Noble Midstream Partners LP	155,562	8,022,332
Rice Midstream Partners LP	1,133,910	20,943,318
Western Gas Partners, LP	1,662,809	85,917,341
Williams Partners L.P.	1,965,491	78,226,542
		323,108,985
Refined Product Pipelines — 42.0%(1)
United States — 42.0%(1)
Buckeye Partners, L.P.	1,209,010	43,584,810
Buckeye Partners, L.P. (2)(3)	398,583	13,436,233
Holly Energy Partners, L.P.	1,819,436	53,455,030
Magellan Midstream Partners, L.P.	893,762	62,473,964
MPLX LP	2,433,963	87,403,611
NuStar Energy L.P.	793,760	19,399,494
Phillips 66 Partners LP	848,518	44,377,491
Valero Energy Partners LP	319,528	13,097,453
		337,228,086
Total Master Limited Partnerships
(Cost $1,187,282,288)		1,265,851,055

Common Stock — 5.9%(1)

Natural Gas/Natural Gas Liquids Pipelines — 5.9%(1)
United States — 5.9%(1)
ONEOK, Inc.
(Cost $35,035,061)	692,991	47,234,267

Preferred Stock — 3.0%(1)

Crude Oil Pipelines — 0.5%(1)
United States — 0.5%(1)
SemGroup Corporation, 7.000%(2)(4)(5)	3,763	3,600,553
Natural Gas Gathering/Processing — 1.7%(1)
United States — 1.7%(1)
Targa Resources Corp., 9.500%(2)(4)	12,252	13,800,546
Oil and Gas Production — 0.8%(1)
United States — 0.8%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	199,500	6,551,580
Total Preferred Stock
(Cost $21,613,516)		23,952,679

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.64%(6) (Cost $134,081)	134,081	134,081
Total Investments — 166.6%(1)
(Cost $1,244,064,946)		1,337,172,082
Other Assets and Liabilities — (0.4)%(1)		(3,393,492)
Deferred Tax Liability — (11.0)%(1)		(88,238,303)
Credit Facility Borrowings — (8.6)%(1)		(69,100,000)
Senior Notes — (32.9)%(1)		(264,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (13.7)%(1)		(110,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$802,440,287

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $30,837,332, which represents 3.8% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(5)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(6)	Rate indicated is the current yield as of May 31, 2018.

See accompanying Notes to Financial Statements.

20	Tortoise

2018 2nd Quarter Report | May 31, 2018

TTP Schedule of Investments (unaudited)
May 31, 2018

	Shares	Fair Value
Common Stock — 91.2%(1)

Crude Oil Pipelines — 32.9%(1)
Canada — 16.2%(1)
Gibson Energy Inc.	188,122	$2,582,579
Enbridge Inc.	421,656	13,100,852
Inter Pipeline Ltd.	434,018	8,197,672
Pembina Pipeline Corporation	187,888	6,535,361
United States — 16.7%(1)
Plains GP Holdings, L.P.	878,270	21,579,094
SemGroup Corporation	382,241	9,670,697
		61,666,255
Natural Gas Gathering/Processing — 17.1%(1)
United States — 17.1%(1)
EnLink Midstream, LLC	530,288	9,280,040
Targa Resources Corp.	280,249	13,628,509
The Williams Companies, Inc.	337,385	9,062,161
		31,970,710
Natural Gas/Natural Gas Liquids Pipelines — 29.3%(1)
Canada — 8.1%(1)
TransCanada Corporation	365,598	15,292,964
United States — 21.2%(1)
Cheniere Energy Partners LP
Holdings, LLC	86,096	2,602,682
ONEOK, Inc.	375,137	25,569,338
Tallgrass Energy GP, LP	534,777	11,503,053
		54,968,037
Oil and Gas Production — 11.9%(1)
United States — 11.9%(1)
Anadarko Petroleum Corporation(2)	18,200	1,270,360
Antero Resources Corporation(2)(3)	56,800	1,085,448
Cabot Oil & Gas Corporation(2)	43,300	989,405
Carrizo Oil & Gas, Inc.(2)(3)	22,600	570,876
Cimarex Energy Co.(2)	17,100	1,588,932
Concho Resources Inc.(2)(3)	19,500	2,677,545
Continental Resources, Inc.(2)(3)	20,000	1,346,800
Diamondback Energy, Inc.(2)	7,300	881,548
EOG Resources, Inc.(2)	19,300	2,273,733
EQT Corporation(2)	33,000	1,700,820
Laredo Petroleum, Inc.(2)(3)	75,800	703,424
Newfield Exploration Company(2)(3)	38,000	1,111,120
Noble Energy, Inc.(2)	32,200	1,149,540
Parsley Energy, Inc.(2)(3)	29,800	878,504
PDC Energy, Inc.(2)(3)	9,400	568,606
Pioneer Natural Resources Company(2)	6,500	1,255,150
Range Resources Corporation(2)	83,700	1,325,808
WPX Energy, Inc.(2)(3)	55,300	1,007,013
		22,384,632
Total Common Stock
(Cost $181,404,910)		170,989,634

Master Limited Partnerships
and Related Companies — 39.4%(1)

Crude Oil Pipelines — 8.8%(1)
United States — 8.8%(1)
Andeavor Logistics LP	28,388	1,217,845
BP Midstream Partners LP	71,626	1,530,647
Enbridge Energy Management, L.L.C.(4)	1,024,748	9,735,109
Genesis Energy L.P.	46,531	1,021,821
Shell Midstream Partners, L.P.	132,089	2,957,473
		16,462,895
Natural Gas/Natural Gas Liquids Pipelines — 11.6%(1)
United States — 11.6%(1)
Energy Transfer Equity, L.P.	43,645	754,186
Energy Transfer Partners, L.P.	714,412	13,566,684
Enterprise Products Partners L.P.	145,209	4,196,540
EQT Midstream Partners, LP	3,592	200,541
Tallgrass Energy Partners, LP	68,079	2,973,010
		21,690,961
Natural Gas Gathering/Processing — 3.8%(1)
United States — 3.8%(1)
DCP Midstream, LP	6,327	265,164
EnLink Midstream Partners, LP	92,339	1,578,997
Rice Midstream Partners LP	150,313	2,776,281
Western Gas Partners, LP	50,531	2,610,937
		7,231,379
Refined Product Pipelines — 15.2%(1)
United States — 15.2%(1)
Buckeye Partners, L.P.	67,521	2,434,132
Buckeye Partners, L.P.(5)(6)	60,021	2,023,308
Holly Energy Partners, L.P.	168,476	4,949,825
Magellan Midstream Partners, L.P.	35,211	2,461,249
MPLX LP	245,647	8,821,184
NuStar Energy L.P.	135,021	3,299,913
Phillips 66 Partners LP	73,200	3,828,360
Valero Energy Partners LP	15,417	631,943
		28,449,914
Total Master Limited Partnerships
and Related Companies (Cost $82,216,338)		73,835,149

See accompanying Notes to Financial Statements.

Tortoise	21

TTP Schedule of Investments (unaudited) (continued)
May 31, 2018

	Shares	Fair Value
Preferred Stock — 7.1%(1)

Crude Oil Pipelines — 1.5%(1)
United States — 1.5%(1)
SemGroup Corporation., 7.000%(5)(7)(8)	2,877	$2,752,801
Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Targa Resources Corp., 9.500%(5)(7)	2,108	2,374,433
Oil and Gas Production — 2.9%(1)
United States — 2.9%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	39,500	1,297,180
Hess Corporation,
8.000%, 02/01/2019	60,000	4,107,900
		5,405,080
Power — 1.5%(1)
United States — 1.5%(1)
Sempra Energy,
6.000%, 01/15/2021	28,811	2,857,763
Total Preferred Stock
(Cost $12,590,724)		13,390,077

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.64%(9) (Cost $143,245)	143,245	143,245
Total Investments — 137.8%(1)
(Cost $276,355,217)		258,358,105
Total Value of Options Written
(Premiums received $340,310) — (0.1)%(1)		(138,412)
Other Assets and Liabilities — (0.4)%(1)		(675,923)
Credit Facility Borrowings — (10.7)%(1)		(20,100,000)
Senior Notes — (18.1)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.5)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$187,443,770

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Restricted securities have a total fair value of $7,150,542, which represents 3.8% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.
(7)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(8)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(9)	Rate indicated is the current yield as of May 31, 2018.

See accompanying Notes to Financial Statements.

22	Tortoise

2018 2nd Quarter Report | May 31, 2018

NDP Schedule of Investments (unaudited)
May 31, 2018

	Shares	Fair Value
Common Stock — 101.4%(1)

Natural Gas Gathering/Processing — 0.7%(1)
United States — 0.7%(1)
Targa Resources Corp.	26,507	$1,289,036
Oil and Gas Production — 97.6%(1)
United States — 97.6%(1)
Anadarko Petroleum Corporation(2)	126,800	8,850,640
Antero Resources Corporation(2)(3)	339,000	6,478,290
Cabot Oil & Gas Corporation(2)	662,200	15,131,270
Carrizo Oil & Gas, Inc.(2)(3)	117,100	2,957,946
Centennial Resource Development, Inc.(3)	117,239	2,063,406
Cimarex Energy Co.(2)	69,900	6,495,108
Concho Resources Inc.(2)(3)	83,600	11,479,116
Continental Resources, Inc.(2)(3)	225,200	15,164,968
Devon Energy Corporation(2)	254,634	10,585,135
Diamondback Energy, Inc.(2)	98,900	11,943,164
EOG Resources, Inc.(2)	141,800	16,705,458
EQT Corporation(2)	107,800	5,556,012
Laredo Petroleum, Inc.(2)(3)	276,800	2,568,704
Newfield Exploration Company(2)(3)	180,300	5,271,972
Parsley Energy, Inc.(2)(3)	226,000	6,662,480
PDC Energy, Inc.(2)(3)	49,100	2,970,059
Pioneer Natural Resources Company(2)	114,400	22,090,640
Range Resources Corporation(2)	460,300	7,291,152
SM Energy Company(2)	97,200	2,546,640
Wildhorse Resource Development
Corporation(2)(3)	107,600	2,890,136
WPX Energy, Inc.(2)(3)	454,000	8,267,340
		173,969,636
Oilfield Services — 3.1%(1)
United States — 3.1%(1)
Fairmount Santrol Holdings Inc.(2)(3)	337,800	1,901,814
U.S. Silica Holdings, Inc. (2)	117,100	3,621,903
		5,523,717
Total Common Stock
(Cost $187,416,205)		180,782,389

Master Limited Partnerships
and Related Companies — 34.3%(1)

Crude Oil Pipelines — 8.5%(1)
United States — 8.5%(1)
Andeavor Logistics LP	57,607	2,471,340
BP Midstream Partners LP	70,583	1,508,359
Enbridge Energy Management, L.L.C.(4)	420,585	3,995,557
Plains All American Pipeline, L.P.	168,322	3,955,567
Shell Midstream Partners, L.P.	139,785	3,129,786
		15,060,609
Natural Gas/Natural Gas Liquids Pipelines — 6.4%(1)
United States — 6.4%(1)
Energy Transfer Equity, L.P.	44,365	766,627
Energy Transfer Partners, L.P.	342,200	6,498,378
EQT Midstream Partners, LP	24,303	1,356,837
Spectra Energy Partners, LP	61,928	1,866,510
Tallgrass Energy Partners, LP	20,140	879,514
		11,367,866
Natural Gas Gathering/Processing — 7.6%(1)
United States — 7.6%(1)
Antero Midstream Partners LP	75,672	2,289,078
DCP Midstream, LP	123,274	5,166,413
EnLink Midstream Partners, LP	86,700	1,482,570
Noble Midstream Partners LP	25,215	1,300,338
Rice Midstream Partners LP	40,357	745,394
Western Gas Partners, LP	17,480	903,192
Williams Partners L.P.	42,688	1,698,982
		13,585,967
Refined Product Pipelines — 11.8%(1)
United States — 11.8%(1)
Buckeye Partners, L.P.	36,581	1,318,745
Buckeye Partners, L.P.(5)(6)	56,411	1,901,615
Holly Energy Partners, L.P.	166,922	4,904,168
Magellan Midstream Partners, L.P.	22,216	1,552,898
MPLX LP	121,726	4,371,181
NuStar Energy L.P.	59,614	1,456,966
Phillips 66 Partners LP	85,677	4,480,907
Valero Energy Partners LP	26,106	1,070,085
		21,056,565
Total Master Limited Partnerships
and Related Companies (Cost $60,851,308)		61,071,007

See accompanying Notes to Financial Statements.

Tortoise	23

NDP Schedule of Investments (unaudited) (continued)
May 31, 2018

	Shares	Fair Value
Preferred Stock — 1.9%(1)

Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Targa Resources Corp., 9.500%(5)(7)	1,997	$2,249,403
Oil and Gas Production — 0.7%(1)
United States — 0.7%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	36,900	1,211,796
Total Preferred Stock		3,461,199
(Cost $3,081,404)

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.64%(8) (Cost $149,556)	149,556	149,556
Total Investments — 137.7%(1)
(Cost $251,498,473)		245,464,151
Total Value of Options Written
(Premiums received $1,872,735) — (0.4)%(1)		(648,957)
Other Assets and Liabilities — (0.4)%(1)		(753,222)
Credit Facility Borrowings — (36.9)%(1)		(65,800,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$178,261,972

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)

Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.

(5)	Restricted securities have a total fair value of $4,151,018, which represents 2.3% of net assets. See Note 6 to the financial statements for further disclosure.
(6)

Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.

(7)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(8)	Rate indicated is the current yield as of May 31, 2018.

See accompanying Notes to Financial Statements.

24	Tortoise

2018 2nd Quarter Report | May 31, 2018

TPZ Schedule of Investments (unaudited)
May 31, 2018

	Principal
	Amount	Fair Value
Corporate Bonds — 65.7%(1)

Crude Oil Pipelines — 10.5%(1)
Canada — 5.4%(1)
Enbridge Inc.,
5.500%, 07/15/2077	$8,500,000	$7,851,875
United States — 5.1%(1)
SemGroup Corp.,
6.375%, 03/15/2025	6,000,000	5,670,000
SemGroup Corp.,
5.625%, 11/15/2023	2,000,000	1,865,000
		15,386,875
Natural Gas/Natural Gas Liquids Pipelines — 25.6%(1)
Canada — 4.7%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	6,860,000
United States — 20.9%(1)
Cheniere Corp.,
7.000%, 06/30/2024	4,000,000	4,380,040
Cheniere Corp.,
5.875%, 03/31/2025	2,000,000	2,087,500
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	2,000,000	1,996,148
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,561,347
Kinder Morgan, Inc.,
6.500%, 09/15/2020	4,000,000	4,271,792
Kinder Morgan, Inc.,
4.300%, 03/01/2028	3,000,000	2,941,830
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	2,000,000	2,055,000
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,588,200
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,325,516
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,340,909	1,420,314
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,022,500
		37,510,187
Natural Gas Gathering/Processing — 11.5%(1)
United States — 11.5%(1)
Blue Racer Midstream, LLC,
6.125%, 11/15/2022(2)	4,000,000	4,070,880
DCP Midstream LLC,
9.750%, 03/15/2019(2)	4,000,000	4,207,880
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000	5,601,250
The Williams Companies, Inc.,
4.550%, 06/24/2024	3,000,000	3,011,250
		16,891,260
Oil and Gas Production — 1.6%(1)
United States — 1.6%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	215,000	216,075
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,096,762
		2,312,837
Power/Utility — 15.0%(1)
United States — 15.0%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000	4,040,000
CMS Energy Corp.,
8.750%, 06/15/2019	1,729,000	1,822,940
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,234,940
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,189,975
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,142,716
NRG Energy, Inc.,
6.250%, 07/15/2022	2,000,000	2,060,000
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,487,500
NV Energy, Inc.,
6.250%, 11/15/2020	1,000,000	1,073,238
Pattern Energy Group Inc.,
5.875%, 02/01/2024(2)	1,000,000	1,012,500
		22,063,809
Refining — 1.5%(1)
United States — 1.5%(1)
HollyFrontier Corporation,
5.875%, 04/01/2026	2,000,000	2,154,400
Total Corporate Bonds
(Cost $95,340,812)		96,319,368

See accompanying Notes to Financial Statements.

Tortoise	25

TPZ Schedule of Investments (unaudited) (continued)
May 31, 2018

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 38.0%(1)

Crude Oil Pipelines — 8.1%(1)
United States — 8.1%(1)
Andeavor Logistics LP	50,201	$2,153,623
BP Midstream Partners LP	56,069	1,198,195
Enbridge Energy Management, L.L.C.(3)	680,957	6,469,089
Shell Midstream Partners, L.P.	89,044	1,993,695
		11,814,602
Natural Gas/Natural Gas Liquids Pipelines — 10.5%(1)
United States — 10.5%(1)
Energy Transfer Partners, L.P.	560,771	10,649,041
Enterprise Products Partners L.P.	98,682	2,851,910
Tallgrass Energy Partners, LP	44,952	1,963,054
		15,464,005
Natural Gas Gathering/Processing — 4.9%(1)
United States — 4.9%(1)
EnLink Midstream Partners, LP	128,687	2,200,548
Rice Midstream Partners LP	102,565	1,894,376
Western Gas Partners, LP	59,565	3,077,723
		7,172,647
Refined Product Pipelines — 14.5%(1)
United States — 14.5%(1)
Buckeye Partners, L.P.	39,201	1,413,196
Buckeye Partners, L.P.(2)(4)	47,320	1,595,157
Holly Energy Partners, L.P.	147,585	4,336,047
Magellan Midstream Partners, L.P.	36,250	2,533,875
MPLX LP	140,992	5,063,022
NuStar Energy L.P.	102,338	2,501,141
Phillips 66 Partners LP	53,422	2,793,971
Valero Energy Partners LP	24,067	986,506
		21,222,915
Total Master Limited Partnerships
and Related Companies (Cost $50,913,899)		55,674,169

Common Stock — 23.1%(1)

Crude Oil Pipelines — 4.9%(1)
United States — 4.9%(1)
Plains GP Holdings, L.P.	292,549	7,187,929
Natural Gas/Natural Gas Liquids Pipelines — 12.5%(1)
United States — 12.5%(1)
Cheniere Energy Partners LP
Holdings, LLC	68,680	2,076,196
ONEOK, Inc.	138,376	9,431,707
Tallgrass Energy GP, LP	318,878	6,859,066
		18,366,969
Natural Gas Gathering/Processing — 5.7%(1)
United States — 5.7%(1)
EnLink Midstream LLC	125,234	2,191,595
Targa Resources Corp.	125,849	6,120,037
		8,311,632
Total Common Stock
(Cost $25,842,040)		33,866,530

See accompanying Notes to Financial Statements.

26	Tortoise

2018 2nd Quarter Report | May 31, 2018

TPZ Schedule of Investments (unaudited) (continued)
May 31, 2018

	Shares	Fair Value
Preferred Stock — 6.0%(1)

Crude Oil Pipelines — 1.4%(1)
United States — 1.4%(1)
SemGroup Corporation,
7.000%(2)(5)(6)	2,120	$2,028,480
Natural Gas Gathering/Processing — 1.3%(1)
United States — 1.3%(1)
Targa Resources Corp.,
9.500%(2)(5)	1,685	1,897,970
Oil and Gas Production — 0.5%(1)
United States — 0.5%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	24,400	801,296
Power/Utility — 2.8%(1)
United States — 2.8%(1)
DTE Energy,
6.500%, 10/01/2019	39,600	2,038,608
Sempra Energy,
6.000%, 01/15/2021	21,189	2,101,737
		4,140,345
Total Preferred Stock
(Cost $8,608,787)		8,868,091

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.64%(7) (Cost $194,156)	194,156	194,156
Total Investments — 132.9%(1)
(Cost $180,899,694)		194,922,314
Interest Rate Swap Contracts — 0.1%(1)
$15,000,000 notional — net unrealized appreciation(8)		148,479
Other Assets and Liabilities — 1.9%(1)		2,778,567
Credit Facility Borrowings — (34.9)%(1)		(51,200,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$146,649,360

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $28,204,719 which represents 19.2% of net assets. See Note 6 to the financial statements for further disclosure.
(3)

Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.

(4)

Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.

(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(6)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(7)	Rate indicated is the current yield as of May 31, 2018.
(8)	See Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise	27

Schedule of Interest Rate Swap Contracts (unaudited)
May 31, 2018

TYG
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Appreciation
The Bank of Nova Scotia	09/02/2018	$5,000,000	1.815%	1-month U.S. Dollar LIBOR	$3,358
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	63,069
		$15,000,000			$66,427

TPZ
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TPZ	TPZ	Appreciation
Wells Fargo Bank, N.A.	08/06/2018	$6,000,000	1.950%	3-month U.S. Dollar LIBOR	$111,027
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.330%	3-month U.S. Dollar LIBOR	6,107
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.180%	3-month U.S. Dollar LIBOR	31,345
		$15,000,000			$148,479

See accompanying Notes to Financial Statements.

28	Tortoise

2018 2nd Quarter Report | May 31, 2018

Schedule of Options Written (unaudited)
May 31, 2018

TTP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	June 2018	$74.50	182	$1,355,900	$(4,277)
Antero Resources Corporation	June 2018	20.00	568	1,136,000	(11,360)
Cabot Oil & Gas Corporation	June 2018	25.00	433	1,082,500	(6,495)
Carrizo Oil & Gas, Inc.	June 2018	27.00	100	270,000	(4,200)
Carrizo Oil & Gas, Inc.	June 2018	28.25	126	355,950	(2,347)
Cimarex Energy Co.	June 2018	103.50	171	1,769,850	(2,899)
Concho Resources Inc.	June 2018	157.50	195	3,071,250	(1,578)
Continental Resources, Inc.	June 2018	72.50	200	1,450,000	(6,000)
Diamondback Energy, Inc.	June 2018	145.00	73	1,058,500	(365)
EOG Resources, Inc.	June 2018	131.50	193	2,537,950	(804)
EQT Corporation	June 2018	56.25	330	1,856,250	(9,051)
Laredo Petroleum, Inc.	June 2018	10.25	758	776,950	(7,012)
Newfield Exploration Company	June 2018	30.50	380	1,159,000	(15,869)
Noble Energy, Inc.	June 2018	38.35	322	1,234,870	(5,222)
Parsley Energy, Inc.	June 2018	33.45	298	996,810	(2,663)
PDC Energy, Inc.	June 2018	67.00	94	629,800	(1,708)
Pioneer Natural Resources Company	June 2018	220.00	65	1,430,000	(812)
Range Resources Corporation	June 2018	16.00	837	1,339,200	(50,220)
WPX Energy, Inc.	June 2018	20.00	553	1,106,000	(5,530)
Total Value of Call Options Written (Premiums received $340,310)				$24,616,780	$(138,412)

NDP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	June 2018	$75.00	724	$5,430,000	$(17,376)
Anadarko Petroleum Corporation	June 2018	76.00	544	4,134,400	(6,800)
Antero Resources Corporation	June 2018	20.80	3,390	7,051,200	(20,774)
Cabot Oil & Gas Corporation	June 2018	25.25	6,622	16,720,550	(54,765)
Carrizo Oil & Gas, Inc.	June 2018	29.00	1,171	3,395,900	(19,907)
Cimarex Energy Co.	June 2018	106.50	699	7,444,350	(5,974)
Concho Resources Inc.	June 2018	165.00	836	13,794,000	(4,180)
Continental Resources, Inc.	June 2018	72.50	2,252	16,327,000	(67,560)
Devon Energy Corporation	June 2018	45.00	2,546	11,457,000	(61,104)
Diamondback Energy, Inc.	June 2018	145.50	989	14,389,950	(3,354)
EOG Resources, Inc.	June 2018	135.00	1,418	19,143,000	(3,545)
EQT Corporation	June 2018	57.00	1,078	6,144,600	(22,756)
Fairmount Santrol Holdings Inc.	June 2018	6.80	3,378	2,297,040	(6,240)
Laredo Petroleum, Inc.	June 2018	10.65	2,768	2,947,920	(14,708)
Newfield Exploration Company	June 2018	31.45	1,803	5,670,435	(37,278)
Parsley Energy, Inc.	June 2018	35.00	2,260	7,910,000	(11,300)
PDC Energy, Inc.	June 2018	69.00	491	3,387,900	(3,385)
Pioneer Natural Resources Company	June 2018	225.00	1,144	25,740,000	(14,300)
Range Resources Corporation	June 2018	16.35	4,603	7,525,905	(194,476)
SM Energy Company	June 2018	29.00	972	2,818,800	(21,099)
US Silica Holdings Inc.	June 2018	35.00	1,171	4,098,500	(5,855)
Wildhorse Resource Development Corporation	June 2018	29.00	1,076	3,120,400	(23,908)
WPX Energy, Inc.	June 2018	20.50	4,540	9,307,000	(28,313)
Total Value of Call Options Written (Premiums received $1,872,735)				$200,255,850	$(648,957)

See accompanying Notes to Financial Statements.

Tortoise	29

Statements of Assets & Liabilities (unaudited)
May 31, 2018

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Assets
Investments in unaffiliated securities at fair value(1)	$2,294,696,238	$1,337,172,082
Investments in affiliated securities at fair value(2)	18,233,731	—
Receivable for Adviser fee waiver	99,534	—
Receivable for investments sold	—	—
Unrealized appreciation of interest rate swap contracts, net	66,427	—
Dividends, distributions and interest receivable from investments	791,963	428,388
Current tax asset	13,899,297	595,221
Prepaid expenses and other assets	785,578	468,153
Total assets	2,328,572,768	1,338,663,844
Liabilities
Call options written, at fair value(3)	—	—
Payable to Adviser	3,501,046	2,038,373
Accrued directors’ fees and expenses	41,555	39,552
Payable for investments purchased	219,919	—
Accrued expenses and other liabilities	8,379,818	3,660,792
Deferred tax liability	235,454,350	88,238,303
Credit facility borrowings	119,300,000	69,100,000
Senior notes, net(4)	401,840,677	263,670,125
Mandatory redeemable preferred stock, net(5)	163,731,301	109,476,412
Total liabilities	932,468,666	536,223,557
Net assets applicable to common stockholders	$1,396,104,102	$802,440,287
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$52,698	$47,406
Additional paid-in capital	881,733,851	526,384,462
Undistributed (accumulated) net investment income (loss), net of income taxes	(264,717,748)	(150,950,498)
Undistributed (accumulated) net realized gain (loss), net of income taxes	1,018,398,525	312,821,239
Net unrealized appreciation (depreciation), net of income taxes	(239,363,224)	114,137,678
Net assets applicable to common stockholders	$1,396,104,102	$802,440,287
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	52,697,884	47,406,283
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$26.49	$16.93

(1) Investments in unaffiliated securities at cost	$2,030,204,234	$1,244,064,946
(2) Investments in affiliated securities at cost	$31,905,015	$—
(3) Call options written, premiums received	$—	$—
(4) Deferred debt issuance and offering costs	$659,323	$329,875
(5) Deferred offering costs	$1,268,699	$523,588

See accompanying Notes to Financial Statements.

30	Tortoise

2018 2nd Quarter Report | May 31, 2018

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$258,358,105	$245,464,151	$194,922,314
—	—	—
—	—	—
—	—	1,866,710
—	—	148,479
356,871	83,236	1,568,432
—	—	—
48,577	45,523	34,726
258,763,553	245,592,910	198,540,661

138,412	648,957	—
458,019	443,044	307,496
31,315	31,235	29,978
—	—	—
672,920	407,702	353,827
—	—	—
20,100,000	65,800,000	51,200,000
33,937,174	—	—
15,981,943	—	—
71,319,783	67,330,938	51,891,301
$187,443,770	$178,261,972	$146,649,360

$10,016	$14,633	$6,951
213,686,650	253,185,090	128,799,420
—	(5,211,478)	84,727
(8,454,724)	(64,915,728)	3,587,104
(17,798,172)	(4,810,545)	14,171,158
$187,443,770	$178,261,972	$146,649,360

100,000,000	100,000,000	100,000,000
10,016,413	14,632,899	6,951,333

$18.71	$12.18	$21.10

$276,355,217	$251,498,473	$180,899,694
$—	$—	$—
$340,310	$1,872,735	$—
$62,826	$—	$—
$18,057	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	31

Statements of Operations (unaudited)
Period from December 1, 2017 through May 31, 2018

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$85,063,675	$51,010,411
Dividends and distributions from common stock	1,253,951	1,146,880
Dividends and distributions from preferred stock	1,843,237	999,934
Dividends from private investment	250,000	—
Less return of capital on distributions	(96,138,686)	(54,565,856)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	(7,727,823)	(1,408,631)
Interest from corporate bonds	—	—
Dividends from money market mutual funds	1,840	5,472
Total Investment Income (loss)	(7,725,983)	(1,403,159)
Operating Expenses
Advisory fees	10,741,135	6,347,598
Administrator fees	243,631	216,405
Professional fees	190,453	118,342
Directors’ fees	102,098	87,454
Stockholder communication expenses	106,791	66,288
Custodian fees and expenses	47,623	29,120
Fund accounting fees	44,667	38,003
Registration fees	23,392	23,326
Stock transfer agent fees	7,144	6,171
Franchise fees	1,934	—
Other operating expenses	93,573	51,078
Total Operating Expenses	11,602,441	6,983,785
Leverage Expenses
Interest expense	8,999,557	6,065,846
Distributions to mandatory redeemable preferred stockholders	3,460,000	2,221,125
Amortization of debt issuance costs	216,345	116,916
Other leverage expenses	144,122	37,298
Total Leverage Expenses	12,820,024	8,441,185
Total Expenses	24,422,465	15,424,970
Less fees waived by Adviser (Note 4)	(162,702)	—
Net Expenses	24,259,763	15,424,970
Net Investment Income (Loss), before Income Taxes	(31,985,746)	(16,828,129)
Deferred tax benefit	6,424,801	3,266,537
Net Investment Income (Loss)	(25,560,945)	(13,561,592)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments in unaffiliated securities	42,224,787	12,106,622
Net realized gain (loss) on options	11,596	—
Net realized loss on interest rate swap settlements	(48,437)	—
Net realized loss on foreign currency and translation of other
assets and liabilities denominated in foreign currency	—	—
Net realized gain (loss), before income taxes	42,187,946	12,106,622
Deferred tax expense	(9,546,542)	(2,718,578)
Net realized gain (loss)	32,641,404	9,388,044
Net unrealized appreciation (depreciation) of investments in unaffiliated securities	73,580,389	56,180,757
Net unrealized depreciation of investments in affiliated securities	(4,493,829)	—
Net unrealized appreciation of options	—	—
Net unrealized appreciation of interest rate swap contracts	224,130	—
Net unrealized appreciation of other assets and liabilities due to foreign currency translation	—	—
Net unrealized appreciation (depreciation), before income taxes	69,310,690	56,180,757
Deferred tax benefit	109,746,643	33,586,528
Net unrealized appreciation (depreciation)	179,057,333	89,767,285
Net Realized and Unrealized Gain	211,698,737	99,155,329
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$186,137,792	$85,593,737

See accompanying Notes to Financial Statements.

32	Tortoise

2018 2nd Quarter Report | May 31, 2018

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$2,803,040	$2,278,571	$2,183,276
4,500,146	445,979	1,015,244
373,855	164,045	248,774
—	—	—
(5,249,617)	(2,729,542)	(3,659,419)
(223,372)	(16,087)	(3,565)
2,204,052	142,966	(215,690)
—	—	2,729,263
2,206	11,795	1,265
2,206,258	154,761	2,514,838

1,414,744	1,354,538	944,013
51,445	49,256	39,748
76,972	75,612	73,385
60,839	60,786	57,820
35,637	26,226	43,653
9,931	9,112	5,171
23,678	23,386	13,976
12,329	12,874	12,158
6,694	6,396	7,597
—	—	—
21,884	21,764	13,986
1,714,153	1,639,950	1,211,507

903,723	811,531	660,912
343,201	—	—
28,428	—	—
8,976	—	—
1,284,328	811,531	660,912
2,998,481	2,451,481	1,872,419
—	—	—
2,998,481	2,451,481	1,872,419
(792,223)	(2,296,720)	642,419
—	—	—
(792,223)	(2,296,720)	642,419

(585,363)	(11,095,167)	3,953,354
(1,522,729)	914,419	—
—	—	(8,035)

(283)	—	(554)
(2,108,375)	(10,180,748)	3,944,765
—	—	—
(2,108,375)	(10,180,748)	3,944,765
9,819,428	13,900,137	(1,073,067)
—	—	—
170,578	1,141,242	—
—	—	105,695
567	—	234
9,990,573	15,041,379	(967,138)
—	—	—
9,990,573	15,041,379	(967,138)
7,882,198	4,860,631	2,977,627

$7,089,975	$2,563,911	$3,620,046

See accompanying Notes to Financial Statements.

Tortoise	33

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Period from		Period from
	December 1, 2017	Year Ended	December 1, 2017	Year Ended
	through	November 30,	through	November 30,
	May 31, 2018	2017	May 31, 2018	2017
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(25,560,945)	$(31,941,053)	$(13,561,592)	$(19,766,804)
Net realized gain (loss)	32,641,404	119,288,455	9,388,044	29,188,785
Net unrealized appreciation (depreciation)	179,057,333	(200,775,043)	89,767,285	(83,536,956)
Net increase (decrease) in net assets applicable
to common stockholders resulting
from operations	186,137,792	(113,427,641)	85,593,737	(74,114,975)
Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(68,078,155)	(128,748,918)	(39,958,606)	(79,670,471)
Total distributions to common stockholders	(68,078,155)	(128,748,918)	(39,958,606)	(79,670,471)
Capital Stock Transactions
Proceeds from issuance of common shares
through offerings	91,973,589	4,639,779	—	—
Underwriting discounts and offering expenses
associated with the issuance of common stock	(185,867)	(91,276)	—	—
Issuance of common shares from reinvestment
of distributions to stockholders	4,728,273	6,881,998	2,720,036	3,004,499
Other proceeds	—	180	—	—
Net increase in net assets applicable to common
stockholders from capital stock transactions	96,515,995	11,430,681	2,720,036	3,004,499
Total increase (decrease) in net assets applicable
to common stockholders	214,575,632	(230,745,878)	48,355,167	(150,780,947)
Net Assets
Beginning of period	1,181,528,470	1,412,274,348	754,085,120	904,866,067
End of period	$1,396,104,102	$1,181,528,470	$802,440,287	$754,085,120

Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of period	$(264,717,748)	$(239,156,803)	$(150,950,498)	$(137,388,906)

Transactions in common shares
Shares outstanding at beginning of period	49,379,408	48,980,215	47,246,780	47,080,789
Shares issued through offerings	3,141,129	155,743	—	—
Shares issued through reinvestment of distributions	177,347	243,450	159,503	165,991
Shares outstanding at end of period	52,697,884	49,379,408	47,406,283	47,246,780

See accompanying Notes to Financial Statements.

34	Tortoise

2018 2nd Quarter Report | May 31, 2018

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2017	Year Ended	December 1, 2017	Year Ended	December 1, 2017	Year Ended
through	November 30,	through	November 30,	through	November 30,
May 31, 2018	2017	May 31, 2018	2017	May 31, 2018	2017
(unaudited)		(unaudited)		(unaudited)

$(792,223)	$(458,179)	$(2,296,720)	$(2,930,061)	$642,419	$4,089,792
(2,108,375)	4,603,749	(10,180,748)	(9,166,863)	3,944,765	4,185,820
9,990,573	(33,840,728)	15,041,379)	(21,569,273)	(967,138)	(15,678,728)

7,089,975	(29,695,158)	2,563,911	(33,666,197)	3,620,046	(7,403,116)

(198,628)	(539,043)	—	—	(5,213,500)	(7,224,707)
—	(2,497,430)	—	—	—	(2,519,243)
(7,964,748)	(13,290,280)	(12,771,132)	(25,460,285)	—	(683,050)
(8,163,376)	(16,326,753)	(12,771,132)	(25,460,285)	(5,213,500)	(10,427,000)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	580,640	927,023	—	—
—	—	—	—	—	—

—	—	580,640	927,023	—	—

(1,073,401)	(46,021,911)	(9,626,581)	(58,199,459)	(1,593,454)	(17,830,116)

188,517,171	234,539,082	187,888,553	246,088,012	148,242,814	166,072,930
$187,443,770	$188,517,171	$178,261,972	$187,888,553	$146,649,360	$148,242,814

$—	$990,851	$(5,211,478)	$(2,914,758)	$84,727	$4,655,808

10,016,413	10,016,413	14,583,662	14,516,071	6,951,333	6,951,333
—	—	—	—	—	—
—	—	49,237	67,591	—	—
10,016,413	10,016,413	14,632,899	14,583,662	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise	35

Statements of Cash Flows (unaudited)
Period from December 1, 2017 through May 31, 2018

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$88,339,459	$53,118,772
Purchases of long-term investments	(277,037,831)	(114,825,920)
Proceeds from sales of long-term investments	188,744,640	116,450,609
Sales (purchases) of short-term investments, net	(50,738)	28,076
Call options written, net	11,596	—
Payments on interest rate swap contracts, net	(48,437)	—
Interest received on securities sold, net	—	—
Interest expense paid	(8,852,151)	(5,602,635)
Distributions to mandatory redeemable preferred stockholders	(3,460,000)	(2,274,276)
Other leverage expenses paid	(3,526)	—
Income taxes paid	(884,500)	(60,500)
Operating expenses paid	(11,917,915)	(7,229,763)
Net cash provided by (used in) operating activities	(25,159,403)	39,604,363
Cash Flows From Financing Activities
Advances (payments) on credit facilities, net	6,600,000	19,300,000
Issuance of mandatory redeemable preferred stock	—	65,000,000
Redemption of mandatory redeemable preferred stock	—	(65,000,000)
Issuance of senior notes	—	57,000,000
Maturity of senior notes	(10,000,000)	(77,000,000)
Debt issuance costs	(4,366)	(210,461)
Issuance of common stock	91,973,589	—
Common stock issuance costs	(59,925)	—
Distributions paid to common stockholders	(63,349,895)	(38,693,902)
Net cash provided by (used in) financing activities	25,159,403	(39,604,363)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

See accompanying Notes to Financial Statements.

36	Tortoise

2018 2nd Quarter Report | May 31, 2018

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$7,624,027	$3,000,240	$6,515,097
(23,561,636)	(262,222,350)	(30,266,194)
27,668,947	271,760,712	32,955,163
144,809	163,374	(68,041)
(1,535,944)	891,208	—
—	—	(8,035)
—	—	141,558
(865,871)	(731,034)	(604,373)
(343,200)	—	—
—	—	—
—	—	—
(1,767,755)	(1,684,079)	(1,251,675)
7,363,377	11,178,071	7,413,500

800,000	1,300,000	(2,200,000)
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
(8,163,377)	(12,478,071)	(5,213,500)
(7,363,377)	(11,178,071)	(7,413,500)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	37

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2017 through May 31, 2018

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$186,137,792	$85,593,737
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(265,760,549)	(113,302,442)
Proceeds from sales of long-term investments	180,134,324	112,703,556
Sales (purchases) of short-term investments, net	(50,738)	28,076
Call options written, net	11,596	—
Return of capital on distributions received	96,138,686	54,565,856
Deferred tax benefit	(106,624,902)	(34,134,487)
Net unrealized (appreciation) depreciation	(69,310,690)	(56,180,757)
Amortization of market premium, net	—	—
Net realized (gain) loss	(42,236,383)	(12,106,622)
Amortization of debt issuance costs	216,345	116,916
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(73,244)	(43,925)
Increase in current tax asset	(884,500)	(60,500)
(Increase) decrease in receivable for investments sold	8,610,316	3,747,053
(Increase) decrease in prepaid expenses and other assets	97,797	(36,979)
Decrease in payable for investments purchased	(11,277,282)	(1,523,478)
Decrease in payable to Adviser, net of fees waived	(252,040)	(131,059)
Increase (decrease) in accrued expenses and other liabilities	(35,931)	369,418
Total adjustments	(211,297,195)	(45,989,374)
Net cash provided by (used in) operating activities	$(25,159,403)	$39,604,363
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$4,728,273	$2,720,036

See accompanying Notes to Financial Statements.

38	Tortoise

2018 2nd Quarter Report | May 31, 2018

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$7,089,975	$2,563,911	$3,620,046

(23,561,636)	(262,222,350)	(30,266,194)
27,668,947	271,760,712	34,821,873
144,809	163,374	(68,041)
(1,535,944)	891,208	—
5,249,617	2,729,542	3,659,419
—	—	—
(9,990,573)	(15,041,379)	967,138
—	—	245,023
2,108,375	10,180,748	(3,952,800)
28,428	—	—

168,152	115,937	237,375
—	—	—
—	—	(1,866,710)
(24,385)	(33,251)	(26,322)
—	—	—
(27,010)	(17,407)	(17,905)
44,622	87,026	60,598
273,402	8,614,160	3,793,454
$7,363,377	$11,178,071	$7,413,500

$—	$580,640	$—

See accompanying Notes to Financial Statements.

Tortoise	39

TYG Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$23.93	$28.83	$29.28	$49.34	$43.36	$36.06
Income (Loss) from Investment Operations
Net investment loss(2)	(0.51)	(0.65)	(0.78)	(0.62)	(0.66)	(0.73)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	4.38	(1.64)	2.94	(16.85)	9.01	10.27
Total income (loss) from investment
operations	3.87	(2.29)	2.16	(17.47)	8.35	9.54
Distributions to Common Stockholders
Return of capital	(1.31)	(2.62)	(2.62)	(2.59)	(2.38)	(2.29)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	(0.00)	0.01	0.01	(0.00)	0.01	0.05
Net Asset Value, end of period	$26.49	$23.93	$28.83	$29.28	$49.34	$43.36

Per common share market value,
end of period	$28.67	$25.86	$30.63	$26.57	$46.10	$49.76
Total investment return based on
market value(4)(5)	16.36%	(7.49)%	26.21%	(37.86)%	(2.54)%	33.77%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,396,104	$1,181,528	$1,412,274	$1,405,733	$2,369,068	$1,245,761
Average net assets (000’s)	$1,340,561	$1,406,724	$1,345,764	$1,974,038	$1,837,590	$1,167,339
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.61%	1.74%	1.74%	1.76%	1.65%	1.61%
Other operating expenses	0.13	0.12	0.12	0.10	0.13	0.12
Total operating expenses,
before fee waiver	1.74	1.86	1.86	1.86	1.78	1.73
Fee waiver(7)	(0.03)	(0.00)	(0.01)	—	(0.00)	(0.00)
Total operating expenses	1.71	1.86	1.85	1.86	1.78	1.73
Leverage expenses	1.92	1.78	2.29	1.75	1.38	1.59
Income tax expense (benefit)(8)	(15.95)	(5.28)	4.64	(24.50)	7.81	14.05
Total expenses	(12.32)%	(1.64)%	8.78%	(20.89)%	10.97%	17.37%

See accompanying Notes to Financial Statements.

40	Tortoise

2018 2nd Quarter Report | May 31, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(3.85)%	(2.27)%	(2.83)%	(1.50)%	(1.33)%	(1.78)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(3.82)%	(2.27)%	(2.82)%	(1.50)%	(1.33)%	(1.78)%
Portfolio turnover rate(4)	8.04%	20.38%	24.23%	12.94%	15.33%	13.40%
Credit facility borrowings,
end of period (000’s)	$119,300	$112,700	$109,300	$66,000	$162,800	$27,600
Senior notes, end of period (000’s)	$402,500	$412,500	$442,500	$545,000	$544,400	$300,000
Preferred stock, end of period (000’s)	$165,000	$165,000	$165,000	$295,000	$224,000	$80,000
Per common share amount of senior
notes outstanding, end of period	$7.64	$8.35	$9.03	$11.35	$11.34	$10.44
Per common share amount of net assets,
excluding senior notes, end of period	$34.13	$32.28	$37.86	$40.63	$60.68	$53.80
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(9)	$3,992	$3,564	$3,858	$3,784	$4,667	$5,047
Asset coverage ratio of senior notes and
credit facility borrowings(9)	399%	356%	386%	378%	467%	505%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(10)	$30	$27	$30	$26	$35	$41
Asset coverage ratio of preferred stock(10)	303%	271%	297%	255%	354%	406%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents premium on shelf offerings of less than $0.01 per share, less the underwriting and offering costs of less than $0.01, for the period from December 1, 2017 through May 31, 2018. Represents the premium on the shelf offerings of $0.01 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2017. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the years ended November 30, 2017, 2014 and 2013.
(8)	For the period from December 1, 2017 through May 31, 2018, TYG accrued $106,624,902 for net deferred income tax benefit. Included in the current period accrual is a deferred tax benefit of $125,430,682 which is the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, TYG accrued $35,365,364 for current income tax expense and $109,662,030 for net deferred income tax benefit. For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	41

NTG Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$15.96	$19.22	$18.65	$29.83	$28.00	$24.50
Income (Loss) from Investment Operations
Net investment loss(2)	(0.28)	(0.42)	(0.46)	(0.32)	(0.54)	(0.42)
Net realized and unrealized gain (loss)
on investments(2)	2.10	(1.15)	2.72	(9.17)	4.06	5.59
Total income (loss) from investment
operations	1.82	(1.57)	2.26	(9.49)	3.52	5.17
Distributions to Common Stockholders
Return of capital	(0.85)	(1.69)	(1.69)	(1.69)	(1.69)	(1.67)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	—	—	(0.00)	(0.00)	—	0.00
Net Asset Value, end of period	$16.93	$15.96	$19.22	$18.65	$29.83	$28.00
Per common share market value,
end of period	$18.40	$15.90	$18.90	$16.18	$27.97	$27.22
Total investment return based on
market value(4)(5)	21.53%	(7.67)%	27.99%	(37.08)%	9.08%	16.27%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$802,440	$754,085	$904,866	$876,409	$1,401,926	$1,315,866
Average net assets (000’s)	$805,989	$892,196	$862,527	$1,174,085	$1,404,751	$1,274,638
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.58%	1.61%	1.56%	1.56%	1.48%	1.38%
Other operating expenses	0.16	0.14	0.16	0.12	0.10	0.10
Total operating expenses,
before fee waiver	1.74	1.75	1.72	1.68	1.58	1.48
Fee waiver	—	—	(0.01)	(0.09)	(0.16)	(0.23)
Total operating expenses	1.74	1.75	1.71	1.59	1.42	1.25
Leverage expenses	2.10	1.89	1.95	1.42	1.09	1.08
Income tax expense (benefit)(7)	(8.50)	(4.33)	7.25	(21.92)	7.04	11.09
Total expenses	(4.66)%	(0.69)%	10.91%	(18.91)%	9.55%	13.42%

See accompanying Notes to Financial Statements.

42	Tortoise

2018 2nd Quarter Report | May 31, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(3.37)%	(2.22)%	(2.53)%	(1.36)%	(1.97)%	(1.76)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(3.37)%	(2.22)%	(2.52)%	(1.27)%	(1.81)%	(1.53)%
Portfolio turnover rate(4)	8.52%	20.94%	35.47%	17.54%	18.09%	13.42%
Credit facility borrowings,
end of period (000’s)	$69,100	$49,800	$46,800	$62,800	$68,900	$27,200
Senior notes, end of period (000’s)	$264,000	$284,000	$284,000	$348,000	$348,000	$255,000
Preferred stock, end of period (000’s)	$110,000	$110,000	$110,000	$90,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$5.57	$6.01	$6.03	$7.40	$7.40	$5.43
Per common share amount of net assets,
excluding senior notes, end of period	$22.50	$21.97	$25.25	$26.05	$37.23	$33.43
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$3,739	$3,589	$4,068	$3,353	$4,579	$5,982
Asset coverage ratio of senior notes and
credit facility borrowings(8)	374%	359%	407%	335%	458%	598%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$70	$67	$76	$69	$94	$113
Asset coverage ratio of preferred stock(9)	281%	270%	305%	275%	377%	454%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)

Represents underwriting and offering costs of less than $0.01 per share for the years ended November 30, 2016 and 2015. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013.

(4)	Not annualized for periods less than one full year.
(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)

For the period from December 1, 2017 through May 31, 2018, NTG accrued $34,134,487 for net deferred income tax benefit. Included in the current period accrual is a deferred tax benefit of $46,202,087 which is the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, NTG accrued $440,504 for current income tax expense and $39,035,257 for net deferred income tax benefit. For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense.

(8)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(9)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	43

TTP Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$18.82	$23.42	$19.71	$35.04	$30.33	$25.24
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.08)	(0.05)	0.04	0.22	0.08	0.10
Net realized and unrealized gain (loss)(2)	0.79	(2.92)	5.30	(13.60)	6.26	6.62
Total income (loss) from investment
operations	0.71	(2.97)	5.34	(13.38)	6.34	6.72
Distributions to Common Stockholders
Net investment income	(0.02)	(0.05)	(0.38)	(0.34)	(0.02)	(0.57)
Net realized gain	—	(0.25)	(1.25)	(1.61)	(1.61)	(1.03)
Return of capital	(0.80)	(1.33)	—	—	—	(0.03)
Total distributions to common
stockholders	(0.82)	(1.63)	(1.63)	(1.95)	(1.63)	(1.63)
Net Asset Value, end of period	$18.71	$18.82	$23.42	$19.71	$35.04	$30.33

Per common share market value,
end of period	$17.36	$17.01	$21.55	$17.47	$32.50	$28.11
Total investment return based on
market value(3)(4)	6.97%	(14.18)%	34.89%	(41.19)%	21.68%	23.44%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$187,444	$188,517	$234,539	$197,443	$350,975	$303,797
Average net assets (000’s)	$187,886	$219,359	$192,888	$292,473	$357,486	$289,876
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.51%	1.43%	1.48%	1.44%	1.37%	1.42%
Other operating expenses	0.32	0.26	0.29	0.22	0.18	0.19
Total operating expenses,
before fee waiver	1.83	1.69	1.77	1.66	1.55	1.61
Fee waiver	—	(0.00)	(0.07)	(0.14)	(0.19)	(0.26)
Total operating expenses	1.83	1.69	1.70	1.52	1.36	1.35
Leverage expenses	1.37	1.06	1.23	0.93	0.75	0.90
Total expenses	3.20%	2.75%	2.93%	2.45%	2.11%	2.25%

See accompanying Notes to Financial Statements.

44	Tortoise

2018 2nd Quarter Report | May 31, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment income (loss)
to average net assets before fee waiver(5)	(0.85)%	(0.21)%	0.12%	0.60%	0.02%	0.08%
Ratio of net investment income (loss)
to average net assets after fee waiver(5)	(0.85)%	(0.21)%	0.19%	0.74%	0.21%	0.34%
Portfolio turnover rate(3)	9.19%	24.23%	90.22%	18.84%	18.45%	31.43%
Credit facility borrowings,
end of period (000’s)	$20,100	$19,300	$16,600	$16,900	$26,000	$22,200
Senior notes, end of period (000’s)	$34,000	$34,000	$34,000	$54,000	$49,000	$49,000
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior
notes outstanding, end of period	$3.39	$3.39	$3.39	$5.39	$4.89	$4.89
Per common share amount of net assets,
excluding senior notes, end of period	$22.10	$22.21	$26.81	$25.10	$39.93	$35.22
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(6)	$4,761	$4,837	$5,951	$4,010	$5,893	$5,492
Asset coverage ratio of senior notes and
credit facility borrowings(6)	476%	484%	595%	401%	589%	549%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(7)	$92	$93	$113	$82	$121	$112
Asset coverage ratio of preferred stock(7)	367%	372%	452%	327%	486%	448%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2017, 2016, 2015, 2014, and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)	Not annualized for periods less than one full year.
(4)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.

(5)	Annualized for periods less than one full year.
(6)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(7)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	45

NDP Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$12.88	$16.95	$15.53	$22.76	$26.49	$22.73
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.16)	(0.20)	(0.12)	(0.10)	(0.12)	0.01
Net realized and unrealized gain (loss)(2)	0.34	(2.12)	3.29	(5.38)	(1.86)	5.50
Total income (loss) from investment
operations	0.18	(2.32)	3.17	(5.48)	(1.98)	5.51
Distributions to Common Stockholders
Net investment income(3)	—	—	—	(0.00)	(0.00)	(0.27)
Net realized gain	—	—	—	—	(1.66)	(1.42)
Return of capital	(0.88)	(1.75)	(1.75)	(1.75)	(0.09)	(0.06)
Total distributions to common
stockholders	(0.88)	(1.75)	(1.75)	(1.75)	(1.75)	(1.75)
Net Asset Value, end of period	$12.18	$12.88	$16.95	$15.53	$22.76	$26.49

Per common share market value,
end of period	$12.47	$12.39	$15.85	$13.18	$21.29	$24.08
Total investment return based on
market value(4)(5)	8.27%	(11.04)%	36.27%	(31.05)%	(5.16)%	15.83%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$178,262	$187,889	$246,088	$225,410	$330,458	$384,471
Average net assets (000’s)	$183,154	$209,940	$212,528	$288,672	$413,380	$366,900
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.49%	1.43%	1.42%	1.33%	1.25%	1.25%
Other operating expenses	0.31	0.26	0.29	0.21	0.16	0.16
Total operating expenses,
before fee waiver	1.80	1.69	1.71	1.54	1.41	1.41
Fee waiver	—	(0.01)	(0.13)	(0.13)	(0.17)	(0.17)
Total operating expenses	1.80	1.68	1.58	1.41	1.24	1.24
Leverage expenses	0.88	0.56	0.37	0.21	0.14	0.16
Total expenses	2.68%	2.24%	1.95%	1.62%	1.38%	1.40%

See accompanying Notes to Financial Statements.

46	Tortoise

2018 2nd Quarter Report | May 31, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(6)	(2.51)%	(1.41)%	(0.98)%	(0.61)%	(0.61)%	(0.13)%
Ratio of net investment income (loss) to
average net assets after fee waiver(6)	(2.51)%	(1.40)%	(0.85)%	(0.48)%	(0.44)%	0.04%
Portfolio turnover rate(4)	105.07%	64.88%	47.03%	15.63%	43.21%	45.56%
Credit facility borrowings,
end of period (000’s)	$65,800	$64,500	$63,800	$61,800	$56,200	$56,300
Asset coverage, per $1,000 of principal
amount of credit facility borrowings(7)	$3,709	$3,913	$4,857	$4,647	$6,880	$7,829
Asset coverage ratio of credit facility
borrowings(7)	371%	391%	486%	465%	688%	783%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	47

TPZ Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$21.33	$23.89	$21.23	$31.08	$28.12	$26.76
Income (loss) from Investment Operations
Net investment income(2)	0.09	0.59	0.71	0.88	0.81	0.76
Net realized and unrealized gain (loss)(2)	0.43	(1.65)	3.49	(7.87)	3.65	2.10
Total income (loss) from investment
operations	0.52	(1.06)	4.20	(6.99)	4.46	2.86
Distributions to Common Stockholders
Net investment income	(0.75)	(1.04)	(1.29)	(0.91)	(0.90)	(0.50)
Net realized gain	—	(0.36)	(0.25)	(1.95)	(0.60)	(1.00)
Return of capital	—	(0.10)	—	—	—	—
Total distributions to common
stockholders	(0.75)	(1.50)	(1.54)	(2.86)	(1.50)	(1.50)
Net Asset Value, end of period	$21.10	$21.33	$23.89	$21.23	$31.08	$28.12
Per common share market value,
end of period	$19.04	$19.94	$21.43	$18.53	$26.90	$24.74
Total investment return based on
market value(3)(4)	(0.72)%	(0.27)%	25.57%	(22.54)%	14.94%	3.80%
Total investment return based on
net asset value(3)(5)	2.85%	(4.31)%	22.18%	(23.19)%	16.84%	11.36%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$146,649	$148,243	$166,073	$147,563	$216,048	$195,484
Average net assets (000’s)	$147,287	$162,708	$146,274	$187,752	$208,698	$193,670
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.29%	1.25%	1.27%	1.20%	1.12%	1.13%
Other operating expenses	0.36	0.31	0.39	0.31	0.26	0.26
Total operating expenses,
before fee waiver	1.65	1.56	1.66	1.51	1.38	1.39
Fee waiver	—	—	—	(0.01)	(0.07)	(0.12)
Total operating expenses	1.65	1.56	1.66	1.50	1.31	1.27
Leverage expenses	0.90	0.59	0.44	0.26	0.19	0.25
Total expenses	2.55%	2.15%	2.10%	1.76%	1.50%	1.52%

See accompanying Notes to Financial Statements.

48	Tortoise

2018 2nd Quarter Report | May 31, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment income to
average net assets before fee waiver(6)	0.87%	2.51%	3.39%	3.25%	2.62%	2.62%
Ratio of net investment income to
average net assets after fee waiver(6)	0.87%	2.51%	3.39%	3.26%	2.69%	2.74%
Portfolio turnover rate(3)	15.41%	30.86%	40.61%	30.99%	18.39%	12.21%
Credit facility borrowings,
end of period (000’s)	$51,200	$53,400	$50,600	$49,900	$42,400	$37,400
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$3,864	$3,776	$4,282	$3,957	$6,095	$6,227
Asset coverage ratio of senior notes and
credit facility borrowings(7)	386%	378%	428%	396%	610%	623%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	49

Notes to Financial Statements (unaudited)
May 31, 2018

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the most recent high bid and most recent low asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

50	Tortoise

2018 2nd Quarter Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of May 31, 2018. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,183,072,937	$17,904,494	$—	$2,200,977,431
Common Stock(a)	50,046,343	—	—	50,046,343
Preferred Stock(a)	12,899,552	—	30,514,046	43,413,598
Private Investment(a)	—	—	18,233,731	18,233,731
Short-Term Investment(b)	258,866	—	—	258,866
Total Investments	$2,246,277,698	$17,904,494	$48,747,777	$2,312,929,969
Interest Rate Swap Contracts	—	66,427	—	66,427
Total Assets	$2,246,277,698	$17,970,921	$48,747,777	$2,312,996,396

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,252,414,822	$13,436,233	$—	$1,265,851,055
Common Stock(a)	47,234,267	—	—	47,234,267
Preferred Stock(a)	6,551,580	—	17,401,099	23,952,679
Short-Term Investment(b)	134,081	—	—	134,081
Total Assets	$1,306,334,750	$13,436,233	$17,401,099	$1,337,172,082

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$170,989,634	$—	$—	$170,989,634
Master Limited Partnerships and Related Companies(a)	71,811,841	2,023,308	—	73,835,149
Preferred Stock(a)	8,262,843	—	5,127,234	13,390,077
Short-Term Investment(b)	143,245	—	—	143,245
Total Assets	$251,207,563	$2,023,308	$5,127,234	$258,358,105

Liabilities
Written Call Options	$89,259	$49,153	$—	$138,412

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$180,782,389	$—	$—	$180,782,389
Master Limited Partnerships and Related Companies(a)	59,169,392	1,901,615	—	61,071,007
Preferred Stock(a)	1,211,796	—	2,249,403	3,461,199
Short-Term Investment(b)	149,556	—	—	149,556
Total Assets	$241,313,133	$1,901,615	$2,249,403	$245,464,151

Liabilities
Written Call Options	$211,927	$437,030	$—	$648,957

Tortoise	51

Notes to Financial Statements (unaudited) (continued)

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$96,319,368	$—	$96,319,368
Master Limited Partnerships and Related Companies(a)	54,079,012	1,595,157	—	55,674,169
Common Stock(a)	33,866,530	—	—	33,866,530
Preferred Stock(a)	4,941,641	—	3,926,450	8,868,091
Short-Term Investment(b)	194,156	—	—	194,156
Total Investments	93,081,339	97,914,525	3,926,450	194,922,314
Interest Rate Swap Contracts	—	148,479	—	148,479
Total Assets	$93,081,339	$98,063,004	$3,926,450	$195,070,793

(a) All other industry classifications are identified in the Schedule of Investments.
(b) Short-term investment is a sweep investment for cash balances.

The Funds utilize the beginning of reporting period method for determining transfers between levels. During the period ended May 31, 2018, Phillips 66 Partners LP common units held by TYG, NTG, TTP, NDP, and TPZ in the amount of $27,160,073, $25,020,763, $1,728,636, $1,507,572, and $1,333,876, respectively, were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Phillips 66 Partners LP. There were no other transfers between levels for the Funds during the period ended May 31, 2018.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended May 31, 2018:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of year	$23,396,034	$13,174,382	$2,266,699	$2,147,342	$1,811,854
Purchases	6,277,000	3,763,000	2,877,000	—	2,120,000
Return of capital	(1,449,319)	(816,116)	(140,416)	(133,022)	(112,239)
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gain/loss	2,290,331	1,279,833	123,951	235,083	106,835
Balance — end of year	$30,514,046	$17,401,099	$5,127,234	$2,249,403	$3,926,450

Private Investment	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of year	$25,886,172	$—	$—	$—	$—
Purchases	70,030	—	—	—	—
Return of capital	(3,081,540)	—	—	—	—
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gain/loss	(4,640,931)	—	—	—	—
Balance — end of year	$18,233,731	$—	$—	$—	$—

	TYG	NTG	TTP	NDP	TPZ
Change in unrealized gain/loss on
investments still held at May 31, 2018	$(2,350,600)	$1,279,833	$123,951	$235,083	$106,835

The Funds own units of preferred stock of Targa Resources Corp. (“TRGP Pfd”) that were issued in a private placement transaction that closed on March 16, 2016. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years.

TYG, NTG, TTP, and TPZ own units of preferred stock of SemGroup Corporation (“SEMG Pfd”) that were issued in a private placement transaction that closed on January 19, 2018. The preferred stock provides the purchaser an option to convert into common stock after 18 months at a price of $33.00 per share. In addition, the issuer can force conversion to common stock after 3 years at a price of $47.85 per share.

A lattice model is being utilized to determine fair value of the preferred stock. The Funds estimate future volatility of the underlying common stock price and the discount rate to apply to expected future cash flows. Unobservable inputs used to determine the discount rate include an illiquidity spread due to the shares being issued in the private market and a seniority spread due to the purchased private preferred units being lower in the capital structure than the issuer’s public preferred stock. An increase (decrease) in the illiquidity spread or seniority spread would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

TYG owns units of Tortoise HoldCo II, LLC, a wholly-owned investment of TYG, which acquired an approximately 40 megawatt commercial and industrial solar portfolio. As of May 31, 2018, TYG has committed a total of $31,905,015 of equity funding to Tortoise HoldCo II, LLC. Fair value of Tortoise HoldCo II, LLC is net of tax credits.

52	Tortoise

2018 2nd Quarter Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of May 31, 2018:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ
Preferred Stock	$30,514,046	$17,401,099	$5,127,234	$2,249,403	$3,926,450
Private Investment	$18,233,731	$—	$—	$—	$—

Assets at Fair Value	Valuation Technique		Unobservable Inputs		Input
Preferred Stock (TRGP Pfd)	Lattice model		Illiquidity spread		1.25%
Preferred Stock (TRGP Pfd)	Lattice model		Seniority spread		0.25%
Preferred Stock (SEMG Pfd)	Lattice model		Illiquidity spread		0.90%
Preferred Stock (SEMG Pfd)	Lattice model		Seniority spread		0.25%
Private Investment	Discounted cash flows model		Contracted weighted average
			cost of capital		6.50%
			Post-contracted weighted average
			cost of capital		8.50%
	Recent transaction		Purchase price		$6,728,260

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

Subsequent to November 30, 2017, the Funds reallocated the amount of investment income and return of capital they recognized for the period from December 1, 2016 through November 30, 2017 based on the 2017 tax reporting information received. These reclassifications amounted to:

	Decrease in		Increase in		Increase (Decrease)
	Net Investment Income		Unrealized Appreciation		in Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(11,725,829)	$(0.223)	$11,124,478	$0.211	$601,351	$0.012
After-tax	$(8,978,468)	$(0.170)	$8,518,013	$0.162	$460,455	$0.008
NTG
Pre-tax	$(2,579,159)	$(0.054)	$2,622,975	$0.055	$(43,816)	$(0.001)
After-tax	$(1,982,342)	$(0.042)	$2,016,019	$0.043	$(33,677)	$(0.001)
TTP	$(223,121)	$(0.022)	$385,455	$0.038	$(162,334)	$(0.016)
NDP	$(456,680)	$(0.031)	$462,183	$0.032	$(5,503)	$(0.001)
TPZ	$(623,363)	$(0.090)	$625,653	$0.090	$(2,290)	$(0.000)

Subsequent to the period ended February 28, 2018, the Funds reallocated the amount of investment income and return of capital they recognized in the current fiscal year based on their revised 2018 estimates, after considering the final allocations for 2017. These reclassifications amounted to:

	Decrease in Net		Increase (Decrease)		Increase (Decrease)
	Investment Income		in Unrealized Appreciation		in Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(3,491,859)	$(0.066)	$2,849,921	$0.054	$641,938	$0.012
After-tax	$(2,673,716)	$(0.051)	$2,182,184	$0.042	$491,532	$0.009
NTG
Pre-tax	$(1,642,058)	$(0.035)	$1,621,276	$0.034	$20,782	$0.001
After-tax	$(1,262,086)	$(0.027)	$1,246,113	$0.026	$15,973	$0.001
TTP	$(356,361)	$(0.036)	$470,774	$0.047	$(114,413)	$(0.011)
NDP	$(57,658)	$(0.004)	$(7,558)	$(0.001)	$65,216	$0.005
TPZ	$(238,586)	$(0.034)	$191,472	$0.027	$47,114	$0.007

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

Tortoise	53

2018 2nd Quarter Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the marginal federal income tax rate for a corporation is 21%.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2018, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2014 through 2017
NTG — November 30, 2012 through 2017
TTP, NDP and TPZ — November 30, 2014 through 2017

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2017 were characterized as follows:

	TYG		NTG		TTP*		NDP	TPZ*
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	100%	100%	72%	100%	17%	89%	—	13%
Ordinary dividend income	—	—	—	—	—	—	—	56%
Return of capital	—	—	28%	—	81%	—	100%	7%
Long-term capital gain	—	—	—	—	2%	11%	—	24%

* For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

The tax character of distributions paid to common and preferred stockholders for the current year will be determined subsequent to November 30, 2018.

54	Tortoise

2018 2nd Quarter Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $185,867 related to the issuance of common stock were recorded to additional paid-in capital during the period ended May 31, 2018. Capitalized costs (excluding underwriter commissions) were reflected during the period ended May 31, 2018 for Series PP Notes ($4,366) that were issued in September 2017.

NTG:
Capitalized costs (excluding underwriter commissions) were reflected during the period ended May 31, 2018 for Series N Notes ($56,187) and Series O Notes ($43,896) that were issued in December 2017 and for MRP E Shares ($67,925) and MRP F Shares ($42,453) that were issued in December 2017.

There were no offering or debt issuance costs recorded during the period ended May 31, 2018, for TTP, NDP or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TYG, NTG, TTP and NDP seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates
On December 22, 2017 The Tax Cuts and Jobs Act was signed into law thus reducing the U.S. corporate tax rate from 35% to 21%. For the fiscal year ending November 30, 2018, TYG and NTG will use an effective tax rate of 24.56% and 24.28% respectively, to calculate the current tax liability (if any). Additionally, an effective rate of 23.43% and 23.14% will be used to calculate the deferred tax liability.

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are

Tortoise	55

Notes to Financial Statements (unaudited) (continued)

expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of May 31, 2018 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.
NTG — 0.95%.
TTP — 1.10%.
NDP — 1.10%.
TPZ — 0.95%.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six-month period following the date of issuance, as well as agreed to similarly waive fees related to the proceeds received from the issuance of common stock from private placement transactions in TYG that occurred during the period.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of May 31, 2018 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$20,753,706	$27,160,780
Capital loss carryforwards	—	669,170
AMT credit	—	2,782,197
	20,753,706	30,612,147
Deferred tax liabilities:
Basis reduction of investments	197,424,368	97,305,458
Net unrealized gains on investment securities	58,783,688	21,544,992
	256,208,056	118,850,450
Total net deferred tax liability	$235,454,350	$88,238,303

At May 31, 2018, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense (benefit) for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended May 31, 2018, as follows:

	TYG	NTG
Application of statutory income tax rate	$16,697,707	$10,806,442
State income taxes, net of federal tax effect	1,932,163	1,101,230
Permanent differences	175,910	159,928
Change in deferred tax liability due to change in overall tax rate	(125,430,682)	(46,202,087)
Total income tax (benefit)	$(106,624,902)	$(34,134,487)

Total income taxes are being calculated by applying the federal rate plus a blended state income tax rate. Pursuant to the passing of the Tax Cuts and Jobs Act, TYG and NTG revalued their deferred tax assets and liabilities. As such, TYG and NTG recorded a deferred tax benefit as a result of the reduction in the federal rate from 35% to 21%. For the period from December 1, 2017 through May 31, 2018, TYG and NTG decreased its overall rate from 37.00% to 23.43% and from 36.76% to 23.14% respectively.

56	Tortoise

2018 2nd Quarter Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

For the period ended May 31, 2018, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Deferred tax benefit
Federal	$(95,566,493)	$(30,977,712)
State (net of federal tax effect)	(11,058,409)	(3,156,775)
Total deferred tax (benefit)	(106,624,902)	(34,134,487)
Total income tax (benefit), net	$(106,624,902)	$(34,134,487)

TYG acquired all of the net assets of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2017, TYG and NTG had net operating losses for federal income tax purposes of approximately $2,509,000 (from TYN) and $54,619,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2033 through 2036 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

The amount of deferred tax asset for net operating losses and capital loss carryforward at May 31, 2018 includes amounts for the period from December 1, 2017 through May 31, 2018. As of November 30, 2017, NTG had $2,782,197 of AMT credits available, which may be utilized against future tax liabilities. AMT credit carryovers may be eligible for a partial refund in 2018, 2019, or 2020 and any remaining unused credit will be fully refundable in 2021.

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		TTP		TPZ
Unrealized appreciation (depreciation)	$(32,347,366)		$(40,077,121)		$19,452,478
Capital loss carryforwards	—		(31,731,168)		—
Qualified late year ordinary losses	—		(2,368,975)	(1)	—
Other temporary differences	(796,877)	(2)	(3,324,398)	(2)	(16,035)
Accumulated earnings (deficit)	$(33,144,243)		$(77,501,662)		$19,436,443

(1)

Qualified late year ordinary losses are net ordinary losses incurred between January 1 and the end of NDP’s fiscal year on November 30, 2017, per IRC Sec. 852(b)(8). Such losses may be deferred until the first day of NDP’s next fiscal year.

(2)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

As of November 30, 2017, NDP had a long-term capital loss carryforward of approximately $31,731,000, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent NDP realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

As of May 31, 2018, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,232,690,778	$825,673,735	$269,912,828	$272,911,114	$171,969,891
Gross unrealized appreciation of investments	$1,114,902,223	$545,533,314	$25,680,327	$21,470,516	$28,357,665
Gross unrealized depreciation of investments	(34,596,605)	(34,034,967)	(37,033,152)	(47,693,701)	(5,256,763)
Net unrealized appreciation (depreciation)
of investments	$1,080,305,618	$511,498,347	$(11,352,825)	$(26,223,185)	$23,100,902

Tortoise	57

Notes to Financial Statements (unaudited) (continued)

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The carrying value per unit of unrestricted common units of Buckeye Partners, L.P. was $44.43 on March 2, 2018, the date of the purchase agreement and the date an enforceable right to acquire the restricted Buckeye Partners, L.P. units was obtained by each fund. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at May 31, 2018.

TYG:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Buckeye Partners, L.P.	Master Limited Partnership	531,133	03/02/18-05/11/18	$22,506,472	$17,904,494	1.3%
SemGroup Corporation,
7.000%	Preferred Stock	6,277	01/19/18	6,277,000	6,006,024	0.4
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	03/16/16	19,265,393	24,508,022	1.8
Tortoise HoldCo II, LLC	Private Investment	N/A	08/18/17-05/31/18	31,905,015	18,233,731	1.3
				$79,953,880	$66,652,271	4.8%

NTG:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Buckeye Partners, L.P.	Master Limited Partnership	398,583	03/02/18-05/11/18	$16,889,734	$13,436,233	1.7%
SemGroup Corporation,
7.000%	Preferred Stock	3,763	01/19/18	3,763,000	3,600,553	0.4
Targa Resources Corp.,
9.500%	Preferred Stock	12,252	03/16/16	10,115,122	13,800,546	1.7
				$30,767,856	$30,837,332	3.8%

TTP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Buckeye Partners, L.P.	Master Limited Partnership	60,021	03/02/18-05/11/18	$2,543,365	$2,023,308	1.1%
SemGroup Corporation,
7.000%	Preferred Stock	2,877	01/19/18	2,877,000	2,752,801	1.5
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	1,866,506	2,374,433	1.2
				$7,286,871	$7,150,542	3.8%

NDP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Buckeye Partners, L.P.	Master Limited Partnership	56,411	03/02/18-05/11/18	$2,390,411	$1,901,615	1.1%
Targa Resources Corp.,
9.500%	Preferred Stock	1,997	03/16/16	1,768,223	2,249,403	1.2
				$4,158,634	$4,151,018	2.3%

58	Tortoise

2018 2nd Quarter Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

TPZ:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Blue Racer Midstream, LLC,
6.125%, 11/15/2022*	Corporate Bond	$4,000,000	06/23/16-07/29/16	$3,810,000	$4,070,880	2.8%
DCP Midstream LLC,
9.750%, 03/15/2019*	Corporate Bond	$4,000,000	08/07/09-08/16/12	3,674,870	4,207,880	2.8
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,189,975	2.2
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,142,716	1.4
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	Corporate Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,561,347	1.0
Midcontinent Express Pipeline, LLC,
6.700%, 09/15/2019*	Corporate Bond	$2,000,000	09/09/09-03/02/10	2,061,010	2,055,000	1.4
Pattern Energy Group Inc.,
5.875%, 02/01/2024*	Corporate Bond	$1,000,000	01/20/17-01/23/17	1,011,875	1,012,500	0.7
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	Corporate Bond	$1,340,909	09/17/12	1,530,540	1,420,314	1.0
Southern Star Central Corp.,
5.125%, 07/15/2022*	Corporate Bond	$3,000,000	06/17/14	3,041,250	3,022,500	2.1
Buckeye Partners, L.P.	Master Limited Partnership	47,320	03/02/18-05/11/18	2,005,198	1,595,157	1.1
SemGroup Corporation,
7.000%	Preferred Stock	2,120	01/19/18	2,120,000	2,028,480	1.4
Targa Resources Corp.,
9.500%	Preferred Stock	1,685	03/16/16	1,491,965	1,897,970	1.3
				$27,552,678	$28,204,719	19.2%

*	Security is eligible for resale under Rule 144A under the 1933 Act.

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended May 31, 2018 is as follows:

TYG:
						5/31/18		Net Change
	11/30/17	Gross	Gross	Realized	Distributions	Share	5/31/18	in Unrealized
Investment Security	Share Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	Depreciation
Tortoise HoldCo II, LLC	N/A	$70,030	$3,081,540	—	$250,000	N/A	$18,233,731	$4,640,931

8. Investment Transactions

For the period ended May 31, 2018, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$265,760,549	$113,302,442	$23,561,636	$262,222,350	$30,266,194
Sales	$180,134,324	$112,703,556	$27,668,947	$271,760,712	$34,821,873

Tortoise	59

Notes to Financial Statements (unaudited) (continued)

9. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2018, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of May 31, 2018 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series X	June 15, 2018	4.55%		Quarterly	$12,500,000	$12,626,788
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,053,097
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,086,225
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,168,242
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,449,643
Series LL	June 14, 2020	3.31	%(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,133,333
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,396,924
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	25,316,093
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	13,284,490
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	9,883,129
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,180,223
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,197,139
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	12,371,072
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,132,449
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	19,734,059
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	25,677,204
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	20,389,029
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	9,851,628
Series MM	June 14, 2025	3.36	%(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	29,006,476
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	9,857,355
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	28,661,784
Series PP	September 25, 2027	3.33%		Semi-Annual	25,000,000	23,797,161
					$402,500,000	$401,253,543

(1)

Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from March 14, 2018 through June 13, 2018. The weighted-average interest rate for the period from December 1, 2017 through May 31, 2018 was 2.99%.

(2)

Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from March 14, 2018 through June 13, 2018. The weighted-average interest rate for the period from December 1, 2017 through May 31, 2018 was 3.04%.

TYG’s Series I Notes with a notional amount of $10,000,000 and a fixed interest rate of 4.35% were paid in full upon maturity on May 12, 2018.

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2018 2nd Quarter Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

NTG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series K	September 9, 2019	3.36	%(1)	Quarterly	$35,000,000	$35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	114,617,352
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	30,118,976
Series L	April 17, 2021	3.80	%(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	9,852,498
Series N	December 13, 2024	3.18%		Semi-Annual	32,000,000	31,043,246
Series O	December 13, 2027	3.47%		Semi-Annual	25,000,000	24,304,413
					$264,000,000	$264,936,485

(1)

Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from March 9, 2018 through June 10, 2018. The weighted-average rate for the period from December 1, 2017 through May 31, 2018 was 3.06%.

(2)

Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from April 17, 2018 through July 16, 2018. The weighted-average rate for the period from December 1, 2017 through May 31, 2018 was 3.24%.

On December 13, 2017, NTG issued $32,000,000 Series N Senior Notes which carry a fixed interest rate of 3.18% and mature on December 13, 2024 and $25,000,000 Series O Senior Notes which carry a fixed interest rate of 3.47% and mature on December 13, 2027.

NTG’s Series C Notes, with a notional amount of $57,000,000 and a fixed interest rate of 3.73%, were paid in full upon maturity on December 15, 2017. NTG’s Series I Notes with a notional amount of $10,000,000 and a fixed interest rate of 2.77% were paid in full upon maturity on April 17, 2018. NTG’s Series G Notes with a notional amount of $10,000,000 and a fixed interest rate of 4.35% were paid in full upon maturity on May 12, 2018.

TTP:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2018	3.49%		Quarterly	$6,000,000	$6,050,128
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	5,986,694
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	16,292,336
Series G	December 12, 2022	3.12	%(1)	Quarterly	6,000,000	6,000,000
					$34,000,000	$34,329,158

(1)

Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from March 12, 2018 to June 11, 2018. The weighted-average interest rate for the period from December 1, 2017 through May 31, 2018 was 2.82%.

Tortoise	61

Notes to Financial Statements (unaudited) (continued)

10. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at May 31, 2018. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2018, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of May 31, 2018 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at May 31, 2018. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$85,338,166
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	80,655,791
			16,500,000	$165,000,000	$165,993,957

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 4,400,000 shares of MRP Stock outstanding at May 31, 2018. NTG issued 1,600,000 shares of MRP E Stock (aggregate liquidation preference $40,000,000) and 1,000,000 shares of MRP F Stock (aggregate liquidation preference $25,000,000) on December 13, 2017. On December 15, 2017, NTG redeemed 2,600,000 shares (aggregate liquidation preference $65,000,000) of MRP B Stock. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series C	December 8, 2020	3.73%	200,000	$5,000,000	$4,955,581
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	39,759,482
Series E	December 13, 2024	3.78%	1,600,000	40,000,000	38,363,457
Series F	December 13, 2027	4.07%	1,000,000	25,000,000	23,996,540
			4,400,000	$110,000,000	$107,075,060

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

62	Tortoise

2018 2nd Quarter Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at May 31, 2018. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series A	December 15, 2018	4.29%	640,000	$ 16,000,000	$16,173,080

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2017 through May 31, 2018, as well as the principal balance and interest rate in effect at May 31, 2018 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
		The Bank	Bank of America,	The Bank	The Bank	The Bank
Lending syndicate agent	U.S. Bank, N.A.	of Nova Scotia	N.A.	of Nova Scotia	of Nova Scotia	of Nova Scotia
	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Secured,	Secured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit
Type of facility	facility	facility	facility	facility	facility	facility
Borrowing capacity	$130,000,000	$90,000,000	$97,000,000	$35,000,000	$80,000,000	$60,000,000
				364-day rolling	179-day rolling	179-day rolling
Maturity date	June 12, 2019	June 22, 2018	June 12, 2019	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%-0.25%(1)	0.15%(2)	0.15%-0.25%(3)	0.15%	0.20%(4)	0.20%(5)

For the period ended May 31, 2018:
Average principal balance	$47,200,000	$62,200,000	$53,300,000	$20,100,000	$63,800,000	$52,000,000
Average interest rate	2.92%	2.92%	2.92%	2.84%	2.52%	2.52%

As of May 31, 2018:
Principal balance outstanding	$56,300,000	$63,000,000	$69,100,000	$20,100,000	$65,800,000	$51,200,000
Interest rate	3.20%	3.20%	3.20%	3.13%	2.80%	2.80%

(1)

Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $65,000,000 and 0.15% when the outstanding balance is at least $65,000,000, but below $91,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $91,000,000.

(2)	Non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.
(3)

Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $48,500,000 and 0.15% when the outstanding balance is at least $48,500,000, but below $67,900,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $67,900,000.

(4)	Non-usage fee is waived if the outstanding balance on the facility is at least $56,000,000.
(5)	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2018, each Fund was in compliance with credit facility terms.

Tortoise	63

Notes to Financial Statements (unaudited) (continued)

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period from December 1, 2017 through May 31, 2018 was $15,000,000 and $15,000,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at May 31, 2018:

				Gross Amounts Not Offset in the
				Statement of Assets & Liabilities
			Net Amounts of
		Gross Amounts	Assets Presented in
	Gross Amounts	Offset in the	the Statements
	of Recognized	Statements of	of Assets &	Financial	Cash Collateral
Description	Assets	Assets & Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$66,427	$—	$66,427	$—	$—	$66,427
TPZ: Interest Rate Swap Contracts	$148,479	$—	$148,479	$—	$—	$148,479

Written Call Options
Transactions in written option contracts for TYG, TTP and NDP for the period from December 1, 2017 through May 31, 2018, are as follows:

	TYG
	Number of
	Contracts	Premium
Options outstanding at November 30, 2017	—	$—
Options written	1,012	11,596
Options closed*	—	—
Options exercised	—	—
Options expired	(1,012)	(11,596)
Options outstanding at May 31, 2018	—	$—

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2017	7,113	$353,524	50,578	$1,895,945
Options written	39,147	2,476,646	290,870	12,162,448
Options closed*	(37,974)	(2,304,476)	(215,210)	(9,156,962)
Options exercised	(2,072)	(153,580)	(64,453)	(2,540,429)
Options expired	(336)	(31,804)	(15,310)	(488,267)
Options outstanding at May 31, 2018	5,878	$340,310	46,475	$1,872,735

*

The aggregate cost of closing written option contracts was $0 for TYG, $3,859,010 for TTP and $8,730,810 for NDP, resulting in net realized gain (loss) of $0, $(1,554,533) and $426,152 for TYG, TTP and NDP, respectively.

64	Tortoise

2018 2nd Quarter Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at May 31, 2018:

	Assets/(Liabilities)
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$66,427
TTP: Written equity call options	Options written, at fair value	$(138,412)
NDP: Written equity call options	Options written, at fair value	$(648,957)
TPZ: Interest rate swap contracts	Interest rate swap contracts	$148,479

The following table presents the effect of derivatives on the Statements of Operations for the period ended May 31, 2018:

		Net Realized	Net Unrealized
Derivatives not accounted for	Location of Gains (Losses)	Gain (Loss) on	Appreciation
as hedging instruments under ASC 815	on Derivatives	Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(48,437)	$224,130
TYG: Written equity call options	Options	$11,596	$—
TTP: Written equity call options	Options	$(1,522,729)	$170,578
NDP: Written equity call options	Options	$914,419	$1,141,242
TPZ: Interest rate swap contracts	Interest rate swaps	$(8,035)	$105,695

13. Subsequent Events

TYG:
On June 22, 2018, TYG entered into an amendment to its credit facility with The Bank of Nova Scotia that extends the credit facility through June 22, 2020. The terms of the amendment provide for an unsecured revolving credit facility of $90,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.20 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent. The non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NTG:
On June 7, 2018 the Board approved the terms of the issuance of transferable “Rights” to holders of NTG’s common stock as of the record date of June 19, 2018. Holders of these Rights are entitled to subscribe for additional shares of common stock at a discount to market price. The Offer entitled the rights holders to subscribe for up to an aggregate of 15,802,094 shares of common stock. The subscription price was $14.64 per share of Common Stock, and was determined based upon the formula equal to 90% of the net asset value per share of Common Stock at the close of trading on the New York Stock Exchange on July 18, 2018, the expiration date of the offer.

NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On June 29, 2018, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $13,644.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise	65

Additional Information (unaudited)

Stockholder Proxy Voting Results
The annual meeting of stockholders for each Fund was held on May 18, 2018. The matters considered at the meeting by each fund, together with the actual vote tabulations relating to such matters are as follows: 1. To elect two directors of the Fund, to hold office for a term of three years and until their successors are duly elected and qualified.

	TYG	NTG	TTP	NDP	TPZ
Rand C. Berney
Affirmative	51,511,710	44,680,498	8,733,979	12,816,256	5,777,890
Withheld	474,349	821,644	248,228	269,610	106,590
TOTAL	51,986,059	45,502,142	8,982,207	13,085,866	5,884,480

	TYG	NTG	TTP	NDP	TPZ
Jennifer Paquette*
Affirmative	10,415,000	3,304,000	120,000	12,802,528	5,773,613
Withheld	—	—	—	283,338	110,867
TOTAL	10,415,000	3,304,000	120,000	13,085,866	5,884,480

* For each of TYG, NTG and TTP only preferred stockholders are entitled to vote on this director.

Each of H. Kevin Birzer and Alexandra A. Herger continued as a director with a term expiring on the date of the 2019 annual meeting of stockholders. Conrad S. Ciccotello continued as a director with a term expiring on the date of the 2020 annual meeting of stockholders.

2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending November 30, 2018.

	TYG	NTG	TTP	NDP	TPZ
Affirmative	51,511,710	45,143,228	8,878,616	12,923,670	5,740,816
Against	474,349	198,756	58,698	115,666	115,990
Abstain	—	160,158	44,893	46,530	27,674
TOTAL	51,986,059	45,502,142	8,982,207	13,085,866	5,884,480

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2017 through May 31, 2018, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$ 94,700	$ 81,000	$ 61,000	$ 61,000	$ 58,500

The Funds did not pay any special compensation to any of its directors or officers.

66	Tortoise

2018 2nd Quarter Report | May 31, 2018

Additional Information (unaudited) (continued)

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2017 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise	67

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Rand C. Berney
Independent
Conrad S. Ciccotello
Independent
Alexandra Herger
Independent
Jennifer Paquette
Independent
Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202
Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com
Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112
Investor Relations
(866) 362-9331
info@tortoiseadvisors.com
Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ
This report is for stockholder information. This is not a
prospectus intended for use in the purchase or sale of fund
shares. Past performance is no guarantee of future
results and your investment may be worth more or
less at the time you sell.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
12/1/17-12/31/17
Month #2	0	0	0	0
1/1/18-1/31/18
Month #3	0	0	0	0
2/1/18-2/28/18
Month #4	0	0	0	0
3/1/18-3/31/18
Month #5	0	0	0	0
4/1/18-4/30/18
Month #6	0	0	0	0
5/1/18-5/31/18
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, Principal Financial Officer and Treasurer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Power and Energy Infrastructure Fund, Inc.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer and Treasurer

Date July 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer, Principal Financial Officer and Treasurer

Date July 25, 2018